[FRONT COVER]

SEMI-ANNUAL REPORT
June 30, 2000

[COVER GRAPHICS: ACORN, COLUMN, GRADUATION CAP, HANDSHAKE]

GALAXY VARIABLE ANNUITY
GALAXY VIP FUNDS

                                                            [Galaxy Funds Logo]

CHAIRMAN'S MESSAGE

Dear Variable Annuity Policyholder:

      Enclosed is the semi-annual report for The Galaxy VIP Fund for the six months ended June 30, 2000. The report includes a Market Overview that explains the different economic and market factors influenc-ing investment returns during this period. Following the Market Overview are individual portfolio reviews that describe how Fleet Investment Advisors Inc. and Columbia Management Co. managed each of the portfolios in this climate. Financial statements and a list of individual portfolio holdings for each of the portfolios as of June 30, 2000, appear at the end of the report.
      With continuing economic recovery abroad, and relatively low interest rates and inflation at home, U.S. growth remained strong in the past six months. This benefited firms in many stock sectors early in the reporting period, and the major market indices performed well by historic standards. The prices of many stocks fell later on, however, as investors became increasingly concerned about the high prices of technology shares, as well as attempts by the Federal Reserve (the "Fed") to keep inflation in check with higher interest rates. With interest rates on the rise, bond prices became more volatile, too.
      Of course, market volatility, while unsettling, is part of the normal ups and downs that occur with most investments. This is important to remember with all the talk about the effect of "new economy" industries, like technology, on the market behavior of both bonds and stocks. Although the stock market has recently been caught up in "momentum investing," in which the prices for many technology shares have outstripped their fundamentals, most analysts believe, that there will always be demand for investments in the "old economy" sectors represented by industrial and retail firms, as well as other asset classes.
      For most investors, then, it makes sense to stick with the portfolio strategies you've set to meet your long-term investment goals. With The Galaxy VIP Fund, a long-term approach also lets you make the most of tax-deferred returns. In the meantime, there are several steps you can take to minimize the effect of market fluctuations on your returns. One approach that has served investors well over time is diversification. Each of the broadly diversified portfolios of The Galaxy VIP Fund can help you reduce the impact of fluctuations by any single security on your overall return.
      You may also be able to stabilize returns by diversifying across a range of market sectors and asset classes. Because individual sectors and classes often move in different directions, such diversification improves the chance that some of your investments will perform well within a given period. Your financial professional can help you choose a blend of Galaxy VIP Fund portfolios that suits your particular investment goals and make sure that your asset allocations remain in place through any major market changes.
      If you have any questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit one of our investment professionals located at Fleet Bank branches.

      Sincerely,

      /s/ SIGNATURE DWIGHT E. VICKS, JR.


      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees

THIS REPORT RELATES TO THE SUB-ACCOUNTS OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT E. THE UNDERLYING MUTUAL FUND PORTFOLIOS IN WHICH THE SUB-ACCOUNTS INVEST INCLUDE THE FOLLOWING PORTFOLIOS OF THE GALAXY VIP FUND:
MONEY MARKET FUND, EQUITY FUND, GROWTH AND INCOME FUND, SMALL COMPANY GROWTH FUND, COLUMBIA REAL ESTATE EQUITY FUND II, ASSET ALLOCATION FUND, HIGH QUALITY BOND FUND AND COLUMBIA HIGH YIELD FUND II. THIS REPORT RELATED TO THE GALAXY VIP FUND ONLY.

[BEGIN SIDEBAR]
MUTUAL FUNDS:

(BULLET) ARE NOT BANK DEPOSITS
(BULLET) ARE NOT FDIC INSURED
(BULLET) ARE NOT OBLIGATIONS OF FLEETBANK
(BULLET) ARE NOT GUARANTEED BY FLEETBANK
(BULLET) ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL
         AMOUNT INVESTED

[END SIDEBAR]

MARKET OVERVIEW

MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.
      Prices for stocks and bonds remained volatile over the past six months, as a tug-of-war continued between robust economic growth and efforts by the Fed to curb growth and inflation through higher interest rates.
      Stock prices were mixed in this environment. Shares of larger companies represented in the Standard & Poor's 500 Index (the "S&P 500 Index") showed a total return of -0.43% for the period, while shares of smaller companies represented in the Russell 2000 Index (the "Russell 2000") earned a total return of 3.04%. Growth stocks continued to outperform value stocks during the reporting period, albeit with extreme volatility.
      With higher inflation and three hikes in short-term interest rates that raised rates a total of 100 basis points (1.00%), there was potential for downward pressure on bond prices for much of the period. That was offset, however, by increased demand for long-term Treasury issues, as a rising federal budget surplus accelerated a government bond buyback program. The result was a positive total return of 4.18% for the Lehman Brothers Government/Corporate Bond Index.

A SHIFT IN ECONOMIC OUTLOOK
      When the reporting period began, the economy was still growing strongly. During the first quarter of 2000, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 5.5% after growing at a rate of 7.3% in the fourth quarter of 1999. On a year-over-year basis, growth stood at 5%, the highest level in more than 15 years. The exceptional strength in the economy, after several rate hikes by the Fed in 1999, may have been due in part to the "wealth effect" created by continued stock market gains that fed consumer demand.
     After remaining moderate for some time, inflation began to edge higher, as energy prices rose. From an annualized rate of 2.6% at the end of 1999, "headline" inflation rose to 3.7% by March of 2000. Because sustained economic strength had the potential to push inflation even higher, the Fed raised short-term interest rates by 25 basis points each in February and again in March. As a result, short-term interest rates reached their highest levels since April 1991.
      After rising through the middle of January, long-term bond yields began to decline, however, as the Treasury Department started its program to buy back government debt and announced that it would issue less long-term debt in the future. This created an imbalance in demand and supply that pushed down the yield for 30-year Treasuries. Yields for long-term agency and corporate bonds remained high, however, in sympathy with increased volatility in the stock market and a possible turn in the credit cycle as economic growth slowed.
      While stock prices as a whole advanced sharply for much of the first quarter, the market became increasingly volatile as investors finally began to question the very high valuations in the technology sector. While market leadership remained relatively narrow, investors did start to venture beyond the consumer-oriented Internet stocks that had dominated for several quarters into a more diverse group of technology, media, and telecommunications issues.
      When economic growth showed little sign of slowing in April, investors looked for another hike in interest rates. Concerns that this might cause growth and corporate profits to slow, along with a deep drop in technology stocks, caused the major stock market indices to decline sharply. After earning a total return of 2.3% in the first quarter, the S&P 500 Index lost 3.01% in the month that followed. The Russell 2000 fared somewhat better, losing 6.02% after earning a total return of 7.08% in the first quarter. Bond yields edged higher into May, when the Fed imposed a rate hike of 50 basis points.
      Shortly after the increase in interest rates, more signs of slowing economic growth began to appear. As investors looked forward to an end in Fed rate hikes, stock and bond prices began to improve, but not enough to erase the losses stock market indices experienced earlier in the quarter. This left the S&P 500 Index and the Russell 2000 with total returns for the second quarter of -2.66% and -3.78%, respectively. During the quarter, the Lehman Brothers Government /Corporate Bond Index earned a total return of 1.45%.

[BEGIN SIDEBAR]

"DURING THE FIRST QUARTER OF 2000, THE GROSS DOMESTIC PRODUCT ("GDP"), WHICH
  MEASURES THE OUTPUT OF U.S. GOODS AND SERVICES, IMPROVED AT AN ANNUALIZED RATE OF 5.5% AFTER GROWING AT A RATE OF 7.3% IN THE FOURTH QUARTER OF 1999."

[END SIDEBAR]

MAKING THE MOST OF MARKET FLUCTUATIONS
      As in the past, we traded holdings in The Galaxy VIP Fund portfolios that had performed well for positions that offered better price appreciation potential. In the equity portfolios, we used profits from the sale of selected energy and technology stocks to buy other stocks that we felt were more attractive. These included shares of technology firms that were hit especially hard by the sector's selloff in April and May. We also found new investment opportunities in stocks of consumer, health, and financial firms.
      In the bond portfolios, we maintained sizable holdings of Treasury issues to take advantage of the positive balance of supply and demand in that sector, while emphasizing high-quality investments from other groups.

NEARING A PEAK IN SHORT-TERM RATES
      If the economy continues to show signs of cooling, the Fed may not implement additional rate hikes. However, if growth appears strong, the Fed could raise rates again. While bond prices could remain volatile in such an uncertain environment, we would not expect any further widening in the spreads between yields of Treasuries and other issues except in the unlikely event of more substantial economic weakness.
      We would expect stock prices to remain volatile, too, in coming months, as investors weigh the benefit of stable interest rates against the potential deterioration of company profits. There is evidence, however, that the pendulum may be swinging away from overvalued "momentum" stocks and toward issues that have experienced a "stealth bear market." As of June 30, 2000, more than 60% of stocks in the S&P 500 Index had declined more than 20% from their 52-week highs. We believe these and other stocks whose prices are especially attractive would perform strongly once investors see that the Fed has achieved the "soft landing" for the economy that it has sought for the past year.

[BEGIN SIDEBAR]

"IF THE ECONOMY CONTINUES TO SHOW SIGNS OF COOLING, THE FED MAY NOT IMPLEMENT ADDITIONAL RATE HIKES."

[END SIDEBAR

PERFORMANCE AT-A-GLANCE

GALAXY VIP FUNDS PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

AS OF JUNE 30, 2000                         6 MONTHS*   1 YEAR    3 YEARS   5 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------------------------

Money Market Fund
(INCEPTION DATE 2/2/93)                      2.95%      5.59%       5.19%     5.12%      4.71%
 ................................................................................................

Equity Fund
(INCEPTION DATE 1/11/93)                     5.77      18.87       21.68     22.99      18.37
 ................................................................................................

Growth and Income Fund
(INCEPTION DATE 3/4/98)                      1.62      -3.90         N/A       N/A       5.47
 ................................................................................................

Small Company Growth Fund
(INCEPTION DATE 4/17/98)                     8.31      65.63         N/A       N/A      24.49
 ................................................................................................

Columbia Real Estate Equity Fund II
(INCEPTION DATE 3/3/98)                     13.91       4.58         N/A       N/A      -0.54
 ................................................................................................

Asset Allocation Fund
(INCEPTION DATE 2/6/93)                      5.82       9.77       12.78     14.88      12.75
 ................................................................................................

High Quality Bond Fund
(INCEPTION DATE 1/21/93)                     4.81       4.29        5.67      5.71       5.71
 ................................................................................................

Columbia High Yield Fund II
(INCEPTION DATE 3/3/98)                      0.89       1.32         N/A       N/A       4.67
------------------------------------------------------------------------------------------------

*    Not Annualized

GALAXY VIP FUNDS PRODUCT PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS (VARIABLE ACCOUNT E INCEPTION 1/8/93)

AS OF JUNE 30, 2000                         6 MONTHS*   1 YEAR    3 YEARS   5 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------------------------

Money Market Fund                            2.66%      5.01%       4.58%     4.52%      4.12%
 ................................................................................................

Equity Fund                                  5.48      18.21       21.01     22.31      17.71
 ................................................................................................

Asset Allocation Fund                        5.53       9.16       12.16     14.25      12.12
 ................................................................................................

High Quality Bond Fund                       4.53       3.71        5.08      5.12       5.12
------------------------------------------------------------------------------------------------

*    Not Annualized

THESE RESULTS REFLECT THE EXPERIENCE OF THE SUB-ACCOUNTS OF VARIABLE ACCOUNT E OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION AND INCLUDE ALL MANAGEMENT FEES AND EXPENSES AND INSURANCE COSTS AND ACCORDINGLY WILL BE DIFFERENT FROM THE PERFORMANCE OF THE CORRESPONDING GALAXY VIP FUND. THE VARIABLE ACCOUNT E SUB-ACCOUNTS PURCHASE SHARES OF THE GALAXY VIP FUND. THE SUB-ACCOUNTS ARE GAL MONEY MARKET, GAL EQUITY, GAL ASSET ALLOCATION, AND GAL HIGH QUALITY BOND. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR AND THE ADMINISTRATOR ARE PRESENTLY WAIVING OR REIMBURSING FEES FOR THE GALAXY VIP MONEY MARKET FUND , EQUITY FUND, ASSET ALLOCATION FUND AND HIGH QUALITY BOND FUND. WITHOUT SUCH WAIVERS OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. AN INVESTMENT IN THE GALAXY VIP MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR AND ADMINISTRATOR ARE PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED. AN INVESTMENT IN THE GALAXY VIP MONEYMARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, YOU COULD LOSE MONEY BY INVESTING IN THIS FUND.

PORTFOLIO REVIEWS

[PHOTO OMITTED - KAREN ARNEIL]

[BEGIN SIDEBAR]

KAREN ARNEIL HAS MANAGED THE GALAXY VIP MONEY MARKET FUND SINCE SEPTEMBER 1996. SHE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1993.

[END SIDEBAR]

GALAXY VIP MONEY MARKET FUND

INVESTMENT MANAGER
KAREN ARNEIL
      The Galaxy VIP Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.
      As stronger-than-expected economic news and concerns about rising inflation pushed money market yields higher over the past six months, we continued to focus the Fund's investments in securities with good liquidity and superior credit quality, while taking advantage of yield opportunities in individual market sectors. With these strategies the Fund earned a total return of 2.95% for the six months ended June 30, 2000.
      Over the same period, the average money market fund tracked by Lipper Analytical Services earned a total return of 2.66%. On June 30, 2000, the Fund had an average maturity of 40 days, a 7-day Securities and Exchange Commission ("SEC") effective yield of 6.38%, and a 30-day SEC effective yield of 6.31%.

TAKING ADVANTAGE OF RISING YIELDS
      Early in the period, we used a "barbelled" maturity structure, investing the portfolio in one-year securities and issues with less than one month to maturity. This strategy proved beneficial as growing concerns about higher inflation caused interest rates and money market yields to rise. Of further help to shareholders was our strategy to maintain an average-weighted maturity that was slightly lower than that of our competitors throughout much of the period. As in previous periods, we bought investments that matured near the dates of Fed meetings so the fund benefited from increases by the Fed immediately.

MANAGING FUTURE RATE UNCERTAINTY

      Although there have been recent signs of a cooling in the economy that may discourage the Fed from raising interest rates, we believe another rate hike is possible if signs of economic strength reemerge. With continued uncertainty about where rates might head, we plan to alter the maturities of the Fund's investments as needed. If it seems that rates have peaked, we expect to increase investments in longer maturities to lock in higher yields.

GALAXY VIP MONEY MARKET FUND

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2000

REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES    12%
CORPORATE NOTES                     10%
COMMERCIAL PAPER                    78%

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP MONEY MARKET FUND
7-DAY AVERAGE YIELDS

Date            7 Day Average
07/31/1999          4.66
08/31/1999          4.88
09/30/1999          4.98
10/31/1999          5.07
11/30/1999          5.44
12/31/1999          5.72
01/31/2000          5.70
02/29/2000          5.71
03/31/2000          5.83
04/30/2000          5.80
05/31/2000          6.12
06/30/2000          6.19

AN INVESTMENT IN THE GALAXY VIP MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

PORTFOLIO REVIEWS

[PHOTO OMITTED - ROBERT G. ARMKNECHT]

[BEGIN SIDEBAR]

ROBERT G. ARMKNECHT BECAME MANAGER OF THE GALAXY VIP EQUITY FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC. SINCE 1988.

[END SIDEBAR]

GALAXY VIP EQUITY FUND

INVESTMENT MANAGER
ROBERT G. ARMKNECHT
      The Galaxy VIP Equity Fund seeks long-term growth by investing in stocks of companies that Fleet Investment Advisors believes have the potential for above-average earnings growth.
      A well-diversified portfolio, with overweightings in key industry sectors, plus strong stock selection within those sectors, helped the Fund outperform both its market benchmark and other funds with similar investment objectives for the six months ended June 30, 2000. During that time the Fund earned a total return of 5.77%, versus -0.43% for the S&P 500 Index and 1.27% for the average large-cap core fund tracked by Lipper Analytical Services.

OVERWEIGHTINGS IN ENERGY AND HEALTH SHARES
      For most of the reporting period, investors favored leading companies in industries with a strong potential for earnings growth -- such as technology, energy, and health care. In this environment, the Fund benefited particularly from an overweighting in energy stocks, which maximized a substantial outperformance by individual positions in energy-service firms like Cooper Cameron and Transocean Sedeco Forex, Inc., as oil prices rose.
      Of further help was an overweighting in outperforming health care stocks like Elan and American Home Products and strong returns from individual holdings in the technology, consumer staples, financial, and communications groups (where the Fund had neutral weightings). Such positive contributions offset the effect of disappointing returns from some of the consumer staples group and a lesser weighting in the better-performing food sector.
      Early in the period we traded shares of energy and technology stocks that had performed well for positions in retail and drug stocks that were available at attractive prices. We also increased the Fund's cash reserves at that time. We were able to use these reserves later in the quarter to increase technology positions that had become more attractive.

CONTINUED FOCUS ON HIGH-GROWTH GROUPS
      As long as it looks like growth is slowing, investors will probably remain concerned about company earnings. Although such an environment could benefit the growth-oriented sectors that the Fund invests in, we believe investors will become increasingly selective. For this reason, we expect to remain focused on areas with particularly strong growth potential--including energy, health care, technology, finance, and communications stocks--and emphasize the industry leaders within those groups. The Fund should also benefit as we continue to move assets from stocks that have become overpriced into issues of quality businesses with better price potential.


GALAXY VIP EQUITY FUND

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2000

OTHER COMMON STOCKS, REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES                 3%
CONSUMER STAPLES                                18%
UTILITIES                                        7%
ENERGY                                          11%
TECHNOLOGY                                      33%
INDUSTRIAL                                       8%
FINANCE                                          9%
CONSUMER CYCLICAL                               11%

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP EQUITY FUND
GROWTH OF $10,000 INVESTMENT*

             S&P 500  GALAXY VIP
              INDEX   EQUITY FUND
01/01/1993    10000      10000
12/31/1993    11009      10450
12/31/1994    11151      10813
12/31/1995    15336      13706
12/31/1996    20762      16595
12/31/1997    27686      21198
12/31/1998    35648      26184
12/31/1999    43145      33299
06/30/2000    42959      35220

*SINCE INCEPTION ON 1/11/93. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500
 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[PHOTO OMITTED - GREGORY M. MILLER]

[BEGIN SIDEBAR]

GREGORY M. MILLER BECAME MANAGER OF THE GALAXY VIP GROWTH AND INCOME FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS SINCE 1988.

[END SIDEBAR]

GALAXY VIP GROWTH AND INCOME  FUND

INVESTMENT MANAGER
GREGORY M. MILLER
      The Galaxy VIP Growth and Income Fund seeks to provide a relatively high total return through long-term capital appreciation and current income. The Fund invests in a diversified portfolio consisting primarily of common stocks selected through traditional research techniques. The Fund's modest income orientation is intended to both enhance total returns and dampen share price volatility.
      As market leadership broadened over the six months ended June 30, 2000, the Fund benefited from a diverse mix of reasonably priced investments. During that time the Fund earned a total return of 1.62%, versus -0.43% for its market benchmark, the S&P 500 Index, and -0.47% for the average multi-cap value fund tracked by Lipper Analytical Services.

STRONG STOCK SELECTION ALSO HELPS TOTAL RETURNS
      By remaining well diversified, the Fund was able to benefit from outperformances in several areas during the reporting period. These included an overweighted position in the energy sector, which advanced strongly as oil prices rose. Of further help were outperformances by individual energy issues like Schlumberger and Baker Hughes. Good stock selection in the health care group also enhanced total returns, with outperformances by holdings in American Home Products, Elan, and Pharmacia.
      Feeling that the prices for technology stocks had far outstripped their historic relationship with company earnings and were inappropriate for our value-oriented investment strategy, we remained underweighted in technology stocks (versus the Fund's benchmark) during the period. While this reduced total returns when technology stocks rallied, it buffered total returns during the times when the sector was weak.
      To maintain our emphasis on value, we took profits in certain energy, health care, technology, and financial stocks that had performed well and added to holdings that we felt had better price potential. These included consumer cyclical and technology stocks that had become especially attractive. We also made several opportunistic trades within the basic materials sector.

CONTINUED FOCUS ON EARNINGS
      It appears that investors may have started to embrace the more traditional methodologies for stock valuation. It is unclear whether the greater attention to value will continue, however. At the same time, higher interest rates have historically been particularly harmful to the better-yielding stocks that make up a significant portion of the value-oriented universe. Value stocks also tend to underperform when the economic outlook is deteriorating and investors are becoming more nervous about earnings.
      Expecting the prices for value-oriented shares to remain volatile, we plan to look for new investment opportunities that can outperform when investor interest in value strengthens. In the meantime, we plan to give even more attention to the earnings prospects of individual firms.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP GROWTH AND INCOME FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2000

BASIC MATERIALS                                            6%
REPURCHASE AGREEMENT                                       5%
CONSUMER STAPLES                                          17%
OTHER COMMON STOCKS, CONVERTIBLE PREFERRED STOCK &
NET OTHER ASSETS AND LIABILITIES                          16%
FINANCE                                                   15%
CONSUMER CYCLICAL                                          8%
TECHNOLOGY                                                23%
ENERGY                                                    10%


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP GROWTH AND INCOME FUND
GROWTH OF $10,000 INVESTMENT*

                           GALAXY VIP
                S&P 500    GROWTH AND
                 INDEX    INCOME FUND
03/04/1998       10000       10000
12/31/1998       11864       10372
06/30/1999       13333       11777
12/31/1999       14359       11136
06/30/2000       14297       11317

*SINCE INCEPTION ON 3/4/98. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500
 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[PHOTO OMITTED - STEPHEN D. BARBARO]

[BEGIN SIDEBAR]

STEPHEN D. BARBARO HAS MANAGED THE GALAXY VIP SMALL COMPANY GROWTH FUND SINCE ITS INCEPTION. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1976.

[END SIDEBAR]

GALAXY VIP SMALL COMPANY
GROWTH FUND

INVESTMENT MANAGER
STEPHEN D. BARBARO
      The Galaxy VIP Small Company Growth Fund seeks to provide capital appreciation by investing primarily in the securities of companies with market capitalizations of $1.5 billion or less.
      As concerns about earnings and a sell-off in the technology sector made stock prices more volatile in the first half of 2000, a well-diversified portfolio and strong performances by many individual holdings helped the Fund outperform its market benchmark and other funds with similar investment objectives. For the six months ended June 30, 2000, the Fund earned a total return of 8.31%. That compares to a total return of 3.04% for the Russell 2000 and 9.45% for the average small-cap growth funds tracked by Lipper Analytical Services.

DIVERSIFICATION BOOSTS RETURNS
      Early in the reporting period, when technology stocks were advancing, the Fund benefited from both an overweighting in the sector versus its benchmark and the exceptional performance of holdings in the communications group. These positives, plus an underweighting in the poorly performing financial group, offset the impact of an underweighting in the strongly performing biotech sector.
      Although the Fund's overweighting in technology stocks reduced returns when the sector corrected later in the period, shareholders benefited from an underweighting in Internet stocks, which suffered the largest losses during the selloff. Of further help was an overweighting in energy stocks, which performed well as oil prices continued to rise, and a strong performance by the Fund's health care positions, which investors favored as the economy seemed to cool.
      During the period we traded technology stocks that had performed well for those that offered better price potential but trimmed the sector as a whole. We added to holdings in the energy sector, as well as stocks of consumer, financial, transportation, and health care firms.

CONTINUED FOCUS ON HIGH-GROWTH SECTORS
      Once economic growth ebbs enough for interest rates to stabilize, small-cap stocks could perform relatively well. When growth slows, smaller firms are often able to maintain a relatively strong pace of earnings improvement. In such an environment, the Fund should benefit from overweightings in high-growth areas like technology and energy, as well as from profitable positions in health care firms. While the pace of technology gains will probably be much slower than it has been in recent years, we believe the sector still offers many opportunities for growth investors. As always, we plan to take full advantage of new investment opportunities that further market fluctuations may bring in technology stocks as well as other groups.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP SMALL COMPANY GROWTH FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2000

INDUSTRIAL                                14%
ENERGY                                    10%
OTHER COMMON STOCKS &
NET OTHER ASSETS AND LIABILITIES           6%
CONSUMER STAPLES                          16%
REPURCHASE AGREEMENT                       7%
CONSUMER CYCLICAL                         13%
TECHNOLOGY                                34%

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP SMALL COMPANY GROWTH FUND
GROWTH OF $10,000 INVESTMENT*

                          GALAXY VIP
               RUSSELL  SMALL COMPANY
                2000     GROWTH FUND
04/17/1998      10000       10000
12/31/1998       8806        8932
06/30/1999       9623        9783
12/31/2000      10678       14959
06/30/2000      11003       16203

*SINCE INCEPTION ON 4/17/98. THE RUSSELL 2000 IS AN UNMANAGED INDEX OF 2000
 SMALL COMPANY STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[PHOTO OMITTED - DAVID W. JELLISON]

[BEGIN SIDEBAR]

DAVID W. JELLISON HAS MANAGED THE GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II SINCE ITS INCEPTION IN MARCH 1998. A VICE PRESIDENT WITH COLUMBIA MANAGEMENT CO., HE HAS SERVED AS A FINANCIAL ANALYST AND PORTFOLIO MANAGER THERE SINCE 1992.

[END SIDEBAR]

GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

INVESTMENT MANAGER
DAVID W. JELLISON
      The Galaxy VIP Columbia Real Estate Equity Fund II seeks, with equal emphasis, capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts ("REITs").
      With a new rally in the real estate market that began in March, the Fund earned a total return of 13.91% for the six months ended June 30, 2000. Over the same period the National Association of Real Estate Investment Trusts ("NAREIT") Index earned a total return of 13.18%, and the average real estate stock fund tracked by Lipper Analytical Services earned a total return of 12.71%.

A BETTER BALANCE OF SUPPLY AND DEMAND
      REITs appeared to emerge from a two-and-a-half-year-long bear market during the first half of 2000, as a balance of supply and demand helped forward growth rates stabilize in the high single-digit range. Unlike prior cycles, the broader financial markets restricted the flow of capital into real estate, which raised the cost of capital and restrained supply. Meanwhile, healthy economic growth spurred strong demand for lodging, office, industrial, and apartment space. In this environment, the Fund benefited from an overweighting in such sectors, which outperformed for the reporting period.
      Of further help was a powerful performance by individual holdings in high-quality firms with large capitalizations. These included firms like Starwood Hotels & Resorts, Spieker Properties, and Boston Properties, which could take advantage of the heightened demand for hotel and office properties, respectively. The strong total returns from these holdings offset disappointing total returns from stocks like Simon Property Group, which is primarily involved in retail and was hurt by concerns over consumer spending, and Mack-Cali Realty, whose recent announcement of a merger with Prentiss Properties was poorly received by the market.
      During the period we sold one retail-oriented holding, which modestly reduced the Fund's weighting in that sector. Additions to existing positions in the lodging sector increased the Fund's weighting there.

STABLE EARNINGS GROWTH AHEAD
      The valuations for REITs remain attractive versus other equities. If the forward earnings growth rates for REITs remain stable, we believe the Fund will continue to provide compelling total returns. With 31 holdings and an average market capitalization of $2.8 billion, the Fund will continue to focus on larger REITs that have strong, experienced management teams and the best prospects for future growth.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2000

INVESTMENT COMPANY &
NET OTHER ASSETS AND LIABILITIES         2%
REAL ESTATE                             98%

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
GROWTH OF $10,000 INVESTMENT*

                             GALAXY VIP COLUMBIA
                              REAL ESTATE EQUITY
                     NAREIT         FUND II
03/03/1998           10000           10000
12/31/1998            8482            9043
06/30/1999            8887            9442
12/31/2000            8090            8669
06/30/2000            9156            9875

*SINCE INCEPTION ON 3/3/98. THE NAREIT INDEX IS AN UNMANAGED INDEX OF ALL TAX
 QUALIFIED REITS LISTED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE AND THE NASDAQ, WHICH HAVE 75% OR MORE OF THEIR GROSS INVESTED BOOK ASSETS INVESTED DIRECTLY OR INDIRECTLY IN THE EQUITY OWNERSHIP OF REAL ESTATE. ONLY COMMON SHARES ISSUED BY A REIT ARE INCLUDED IN THIS MARKET WEIGHTED INDEX, WHICH INCLUDES DIVIDENDS IN THE MONTH BASED UPON THEIR PAYMENT DATE. RESULTS FOR THE NAREIT INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[PHOTO OMITTED - DON JONES]

[BEGIN SIDEBAR]

DON JONES HAS MANAGED THE GALAXY VIP ASSET ALLOCATION FUND SINCE ITS INCEPTION. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1977.

[END SIDEBAR]

GALAXY VIP ASSET ALLOCATION FUND

INVESTMENT MANAGER
DON JONES
      The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both current income that is greater than income for popular stock market averages, and long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond, and short-term obligations.
      As stock market volatility increased over the past six months, the Fund benefited from a sizable investment in bonds. Although rising interest rates drove bond prices lower in the early and middle parts of the period, the price decline was not as large as it was for stocks. Of further benefit was a well-diversified stock portfolio, which helped the Fund weather market fluctuations relatively well.
      For the six months ended June 30, 2000, the Fund earned a total return of 5.82%. That compares to a total return of 1.95% for the average flexible portfolio fund tracked by Lipper Analytical Services. The S&P 500 Index, which tracks the performance of stocks only, earned a total return of -0.43% during the same time.

DIVERSITY AND QUALITY AT A REASONABLE PRICE
      When technology stocks rallied at the start of the period, the Fund enjoyed strong performances from many holdings in the sector that offset disappointing total returns from drug and financial positions. At this time we continued to add selectively to the technology sector, while also increasing positions in biotech firms. We paid for these purchases with cash reserves and proceeds from the sale of certain food and drug stocks. We also made opportunistic trades within the financial sector.
      Many of the Fund's technology positions continued to outperform when the sector slumped later in the period. Continued disappointments from the financial sector were further offset by a strong performance from energy positions that benefited from rising oil prices. With profits from the energy sector, we added stocks of biotech, electronic, and telephone utility firms whose prices had become attractive.
      Throughout the period, we kept about 40% of the Fund's assets in bonds. As the prices for corporate bonds improved, we added investments there, emphasizing high-quality industrial bonds over the debt of financial firms.

BONDS COULD FURTHER ENHANCE RETURNS
      The Fund's bond investments could continue to enhance total returns if slower growth allows interest rates to peak and bond prices rally. Should stock prices deteriorate further, we may shift assets from bonds to stocks to maximize new investment opportunities in that market. In the meantime, we plan to continue looking for opportunities in corporate bonds.
      In the stock portfolio, the Fund should benefit from additions of biotech stocks, which offer promising growth potential, and from a broadening into more reasonably priced technology areas like telecommunications, storage and connection devices.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP ASSET ALLOCATION FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2000

REPURCHASE AGREEMENT                                    6%
CORPORATE NOTES AND BONDS                              13%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES,
FOREIGN BONDS & NET OTHER ASSETS AND LIABILITIES        3%
COMMON STOCKS                                          56%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                 22%

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP ASSET ALLOCATION FUND
GROWTH OF $10,000 INVESTMENT*

              S&P 500  GALAXY VIP ASSET
               INDEX    ALLOCATION FUND
02/06/1993     10000        10000
12/31/1993     10900        10530
12/31/1994     11041        10304
12/31/1995     15185        13367
12/31/1996     20558        15328
12/31/1997     27414        18245
12/31/1998     35298        21440
12/31/1999     42721        22955
06/30/2000     42537        24290

*SINCE INCEPTION ON 2/6/93. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500
 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[PHOTO OMITTED - MARIE SCHOFIELD]

[BEGIN SIDEBAR]

MARIE SCHOFIELD HAS MANAGED THE GALAXY VIP HIGH QUALITY BOND FUND SINCE MARCH 1996. SHE HAS MANAGED FIXED-INCOME ASSETS SINCE 1975.

[END SIDEBAR]

GALAXY VIP HIGH QUALITY
BOND FUND

INVESTMENT MANAGER
MARIE SCHOFIELD
      The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with the prudent risk of capital. The Fund invests primarily in U.S. government securities and corporate issues rated in the four highest credit-rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), with at least 65% of total assets invested in issues rated in the two highest rating categories or unrated issues of comparable quality.
      In a climate where economic uncertainty and reduced supplies of Treasury bonds helped Treasuries and other higher-quality issues outperform, the Fund maintained a relatively large weighting in government securities and emphasized corporate debt with better credit quality. This strategy, combined with adjustments in the Fund's maturity structure to maximize fluctuations in yields, helped the Fund earn a total return of 4.81% for the six months ended June 30, 2000. That compares to total returns of 4.18% for the Lehman Brothers Government/Corporate Bond Index and 3.01% for the average A-rated corporate bond fund tracked by Lipper Analytical Services. On June 30, 2000, the Fund had a 30-day SEC yield of 6.44%.

ADJUSTING TO SHIFTS IN YIELDS
      When the yield curve inverted during the first quarter of 2000, we extended the average duration of the Fund's investments by purchasing Treasury issues with maturities of 20 to 25 years that were yielding close to 7%. This gave the Fund a duration that was about one year longer than that of the Fund's benchmark and enhanced our "barbelled" maturity structure, which concentrates investments at the short and long ends of the yield curve.
      As the scramble to buy long-term Treasuries gained momentum, causing Treasury yields to fall dramatically, we began to take profits in longer-term issues and increased investments in shorter maturities and cash. This resulted in a yield pickup due to the inversion of the yield curve, and left the Fund's duration just slightly longer than that of the Fund's benchmark.
      In June, as corporate bonds became especially attractive, we traded Treasuries and mortgage-backed securities for high-quality corporates. In making these purchases, we focused on new issues and debt of media, telecommunications, industrial, and consumer staples firms.

FURTHER CORPORATE PURCHASES LIKELY
      Once it appears that economic growth is slowing, we expect to lock in the income opportunities that exist with longer maturities. In the meantime, we plan to continue adding selected high-quality corporate bonds that offer attractive prices and yields.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP HIGH QUALITY BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2000

MORTGAGE-BACKED SECURITIES                  17%
ASSET-BACKED SECURITIES                     11%
FOREIGN BONDS &
NET OTHER ASSETS AND LIABILITIES             3%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS      38%
CORPORATE NOTES AND BONDS                   31%

GALAXY VIP HIGH QUALITY BOND FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              LEHMAN BROTHERS      GALAXY VIP
            GOVERNMENT/CORPORATE  HIGH QUALITY
                 BOND FUND          BOND FUND
01/21/1993         10000              10000
12/31/1993         10604              10867
12/31/1994          9984              10486
12/31/1995         12294              12094
12/31/1996         12443              12487
12/31/1997         13657              13656
12/31/1998         14950              14981
12/31/1999         14629              14415
06/30/2000         15240              15109

*SINCE INCEPTION ON 1/21/93. THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND
 INDEX IS AN UNMANAGED INDEX OF U.S. TREASURY OBLIGATIONS AND THE DEBT OF U.S. GOVERNMENT AGENCIES AS WELL AS ALL PUBLICLY ISSUED, FIXED RATE, NON-CONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, SEC-REGISTERED CORPORATE DEBT. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[PHOTO OMITTED - JEFFREY L. RIPPEY]

[BEGIN SIDEBAR]

JEFFREY L. RIPPEY HAS MANAGED THE GALAXY VIP COLUMBIA HIGH YIELD FUND II SINCE 1998. A VICE PRESIDENT OF COLUMBIA MANAGEMENT COMPANY, MR. RIPPEY HAS MANAGED FIXED INCOME PORTFOLIOS SINCE 1981.

[END SIDEBAR]

GALAXY VIP
COLUMBIA HIGH YIELD FUND II

INVESTMENT MANAGER
JEFFREY L. RIPPEY
      The Galaxy VIP Columbia High Yield Fund II seeks high current income with a secondary objective of capital appreciation. The Fund invests primarily in high-yielding corporate bonds rated Ba or lower by Moody's ("junk bonds"), with no more than 10% of its assets in bonds rated below B.
      During the six months ended June 30, 2000, the Fund had a total return of 0.89%. That compares to total returns of 3.99% for the Lehman Brothers Aggregate Bond Index and -1.66% for the average high-yield bond fund tracked by Lipper Analytical Services. On June 30, the Fund had a 30-day SEC yield of 8.38%.

IMPROVING CREDIT QUALITY
      The recent rise in short-term rates was particularly hard on the high-yield sector in the first half of 2000, as investors worried that slower growth might hurt the credit quality of bond issuers. Of further harm was a tightening in the availability of bank credit, a relatively high default rate among issuers, reduced liquidity due to decreasing capital commitments by dealers, and lower demand among mutual fund investors.
      In this difficult market environment, we upgraded the credit quality of the portfolio, focusing on industries that we expect to respond well in an uncertain economic climate. This included the cable sector, where cash flow should continue to grow as companies expand their digital products.
     As oil prices continued to rise, the Fund also benefited from the strong total returns of its energy holdings, which included several outperformances by debt of individual issuers such as Santa Fe Snyder. Of further help was a limited exposure to issuers in the steel and finance industries, which struggled during the period.
      These positives offset disappointing performance from holdings in firms like Del Webb, a retirement community builder that was hurt by rising mortgage rates and Westpoint Stevens, whose bonds traded down in response to a proposed leveraged management buyout.

CONTINUED EMPHASIS ON QUALITY
      We believe that the key to an improving market environment for high-yield issues is the ability of the Fed to engineer a "soft landing" for the economy that would provide an environment of moderate growth. As investors see that the Fed's tightening policy may be close to an end, with perhaps one more interest rate increase on the horizon, the demand for high-yield issues should improve. Once we find that this is the case, we may look at opportunities to pick up more yield in issues with somewhat lower credit ratings. In the meantime, we expect to maintain a relatively high-quality portfolio.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP COLUMBIA HIGH YIELD FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF JUNE 30, 2000

INVESTMENT COMPANY &
NET OTHER ASSETS AND LIABILITIES             3%
U.S. GOVERNMENT OBLIGATION                   3%
CORPORATE NOTES AND BONDS                   94%

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GALAXY VIP COLUMBIA HIGH YIELD FUND II
GROWTH OF $10,000 INVESTMENT*

              GALAXY VIP    LEHMAN BROTHERS
            COLUMBIA HIGH    AGGREGATE BOND
              YIELD FUND         INDEX
03/03/1998      10000            10000
12/31/1998      10739            10961
06/30/1999      10592            10975
12/31/2000      11022            10651
06/30/2000      11120            11076

*SINCE INCEPTION ON 3/3/98. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN
 INDEX COMPOSED OF TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

 PAR VALUE                                              VALUE
-----------                                         ------------

COMMERCIAL PAPER (A) - 77.84%

                FINANCE - 45.10%

$   700,000     American Express Credit Corp.
                6.58%, 07/06/00..................   $    699,360
    700,000     Associates Corp. of North America
                6.52%, 07/24/00..................        697,084
    700,000     Bellsouth Capital Funding Corp.
                6.60%, 07/17/00 (B)..............        697,947
    700,000     BMW US Capital Corp.
                6.53%, 07/12/00..................        698,603
    700,000     CDC Commercial Paper Corp.
                6.52%, 08/17/00 (B)..............        694,041
    700,000     Ford Motor Credit Co.
                6.54%, 07/07/00..................        699,237
    700,000     General Electric Capital Corp.
                6.51%, 07/10/00..................        698,861
    700,000     General Motors Acceptance Corp.
                6.56%, 08/22/00..................        693,367
    700,000     IBM Credit Corp.
                6.50%, 07/05/00..................        699,494
    700,000     International Lease Finance Corp.
                6.49%, 07/07/00..................        699,243
    700,000     USAA Capital Corp.
                6.52%, 07/21/00..................        697,464
                                                    ------------
                                                       7,674,701
                                                    ------------

                CONSUMER STAPLES - 12.27%

    700,000     Coca-Cola Co.
                6.35%, 07/28/00..................        696,572
    700,000     Daimler Chrysler NA Holding Corp.
                6.54%, 08/14/00..................        694,405
    700,000     Johnson & Johnson
                6.51%, 08/01/00 (B)..............        696,076
                                                    ------------
                                                       2,087,053
                                                    ------------

                BASIC MATERIALS - 8.18%

    700,000     du Pont (E.I.) deNemours & Co.
                6.52%, 07/11/00..................        698,732
    700,000     Minnesota Mining & Manufacturing Co.
                6.53%, 08/28/00..................        692,636
                                                    ------------
                                                       1,391,368
                                                    ------------

 PAR VALUE                                              VALUE
-----------                                         ------------

                CONSUMER CYCLICAL - 4.10%

 $  700,000     Wal-Mart Stores, Inc.
                6.62%, 07/18/00 (B)..............   $    697,812
                                                    ------------

                UTILITIES - 4.10%

    700,000     AT&T Corp.
                6.52%, 07/24/00..................        697,084
                                                    ------------

                TECHNOLOGY - 4.09%

    700,000     Motorola, Inc.
                6.57%, 07/27/00..................        696,679
                                                    ------------
                TOTAL COMMERCIAL PAPER ..........     13,244,697
                                                    ------------
                (Cost $13,244,697)

CORPORATE NOTES - 9.69%

    750,000     Key Bank N.A., Bank Note
                6.50%, 01/29/01..................        749,752
    900,000     Sara Lee Corp., MTN, Series D
                6.68%, 02/14/01..................        899,680
                                                    ------------
                TOTAL CORPORATE NOTES............      1,649,432
                                                    ------------
                (Cost $1,649,432)

REPURCHASE AGREEMENT - 12.84%

  2,185,000     State Street Bank
                6.40%, 07/03/00, dated 06/30/00
                Repurchase Price $2,186,165
                (Collateralized by U.S. Treasury
                Bond 7.25%, due 05/15/16;
                Total Par $2,005,000
                Market Value $2,233,069) ........      2,185,000
                                                    ------------
                TOTAL REPURCHASE AGREEMENT ......      2,185,000
                                                    ------------
                (Cost $2,185,000)
TOTAL INVESTMENTS - 100.37%......................     17,079,129
                                                    ------------
(Cost $17,079,129)
NET OTHER ASSETS AND LIABILITIES - (0.37)%.......        (63,643)
                                                    ------------
NET ASSETS - 100.00%.............................  $  17,015,486
                                                   =============

---------------------------------------------------------
(A)    Discount yield at time of purchase.
(B) Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified buyers. At June 30, 2000, these securities amounted to $2,785,876 or 16.37% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

EQUITY FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

   SHARES                                              VALUE
-----------                                         ------------

COMMON STOCKS - 98.49%

                TECHNOLOGY - 33.39%

     20,000     America Online, Inc.*............   $  1,055,000
     40,400     American Tower Corp., Class A....      1,684,175
     23,500     Applied Materials, Inc.*.........      2,129,687
     10,000     AT&T Wireless Group*.............        278,750
     42,500     Automatic Data Processing, Inc...      2,276,406
     40,000     Cisco Systems, Inc.*.............      2,542,500
     20,000     CMGI, Inc.*......................        916,250
     15,000     Conexant Systems, Inc.*..........        729,375
     40,000     Dell Computer Corp.*.............      1,972,500
      7,500     E-Tek Dynamics, Inc.*............      1,978,594
     20,000     EchoStar Communications Corp.,
                Class A*.........................        662,188
     30,000     EMC Corp.*.......................      2,308,125
     20,000     Flextronics International, Ltd.*.      1,373,750
      5,000     Genentech, Inc.*.................        860,000
     12,500     Intel Corp.......................      1,671,094
     15,000     International Business Machines
                Corp. ...........................      1,643,438
     15,000     Liberate Technologies, Inc.*.....        439,688
     45,000     Loral Space & Communications
                Corp., Ltd.*.....................        312,188
     15,000     Lucent Technologies, Inc.........        888,750
     32,500     Maxim Integrated Products, Inc.*.      2,207,969
     30,000     Microsoft Corp.*.................      2,400,000
     35,000     Nokia Oyj, ADR...................      1,747,813
     30,000     Nortel Networks Corp.............      2,047,500
     20,000     Oracle Corp.*....................      1,681,250
     15,000     Sun Microsystems, Inc.*..........      1,364,063
     22,500     Tellabs, Inc.*...................      1,539,844
     22,500     Teradyne, Inc.*..................      1,653,750
     17,000     Texas Instruments, Inc...........      1,167,688
     30,000     United Technologies Corp.........      1,766,250
                                                    ------------
                                                      43,298,585
                                                    ------------

                CONSUMER STAPLES - 18.09%

     30,000     American Home Products Corp......      1,762,500
     25,000     Baxter International, Inc........      1,757,812
     25,000     Bristol-Myers Squibb Co..........      1,456,250
    100,000     Cendant Corp.*...................      1,400,000
      5,000     Edwards Lifesciences Corp.*......         92,500
     45,000     Elan Corp. Plc, ADR*.............      2,179,687
     20,000     Forest Laboratories, Inc.,
                Class A* ........................      2,020,000
     20,000     Johnson & Johnson Co.............      2,037,500
     22,500     Lilly (Eli) & Co.................      2,247,187
     22,500     Merck & Co., Inc.................      1,724,062
     30,000     PepsiCo, Inc.....................      1,333,125
     55,000     Pfizer, Inc......................      2,640,000
     35,000     Pharmacia Corp...................      1,809,062
     17,500     Procter & Gamble Co..............      1,001,875
                                                    ------------
                                                      23,461,560
                                                    ------------

   SHARES                                              VALUE
-----------                                         ------------

                CONSUMER CYCLICAL - 11.31%

     60,000     AT&T Corp. - Liberty Media Group,
                Class A*.........................   $  1,455,000
     52,500     CVS Corp.........................      2,100,000
     20,000     Ford Motor Co....................        860,000
     20,000     Harley-Davidson, Inc.............        770,000
     40,000     Home Depot, Inc..................      1,997,500
     40,000     Infinity Broadcasting Corp.,
                Class A* ........................      1,457,500
     35,000     McDonald's Corp..................      1,152,812
     27,500     RadioShack Corp..................      1,302,812
     75,000     Staples, Inc.*...................      1,153,125
     19,000     Target Corp......................      1,102,000
     70,000     TJX Cos., Inc....................      1,312,500
                                                    ------------
                                                      14,663,249
                                                    ------------

                ENERGY - 10.59%

     40,000     Anadarko Petroleum Corp..........      1,972,500
     52,500     Baker Hughes, Inc................      1,680,000
     43,000     BP Amoco Plc, ADR................      2,432,187
     35,000     Burlington Resources, Inc........      1,338,750
     50,000     Conoco, Inc., Class B............      1,228,125
     22,500     Cooper Cameron Corp.*............      1,485,000
     25,000     Schlumberger, Ltd................      1,865,625
     32,500     Transocean Sedco Forex, Inc......      1,736,719
                                                    ------------
                                                      13,738,906
                                                    ------------

                FINANCE - 9.36%

     20,000     American International Group, Inc.     2,350,000
     67,500     Associates First Capital Corp.,
                Class A .........................      1,506,094
     45,000     Chase Manhattan Corp.............      2,072,812
     37,500     Citigroup, Inc...................      2,259,375
     30,000     Fannie Mae.......................      1,565,625
     15,000     Goldman Sachs Group, Inc.........      1,423,125
     25,000     Wells Fargo & Co.................        968,750
                                                    ------------
                                                      12,145,781
                                                    ------------

                INDUSTRIAL - 7.69%

     70,000     General Electric Co..............      3,710,000
     50,000     Honeywell International, Inc.....      1,684,375
     35,000     Solectron Corp.*.................      1,465,625
     65,000     Tyco International, Ltd..........      3,079,375
      2,619     Visteon Corp.*...................         31,751
                                                    ------------
                                                       9,971,126
                                                    ------------

                UTILITIES - 6.88%

     38,000     AES Corp.*.......................      1,733,750
     50,000     Nextlink Communications, Inc.*...      1,896,875
     35,000     SBC Communications, Inc..........      1,513,750
     20,000     US West, Inc.....................      1,715,000
     45,000     WorldCom, Inc.*..................      2,064,375
                                                    ------------
                                                       8,923,750
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

EQUITY FUND

JUNE 30, 2000 (UNAUDITED)

   SHARES                                              VALUE
-----------                                         ------------

COMMON STOCKS

                BASIC MATERIALS - 1.18%

     20,000     du Pont (E.I.) deNemours & Co....   $    875,000
     25,000     Georgia-Pacific Group............        656,250
                                                    ------------
                                                       1,531,250
                                                    ------------
                TOTAL COMMON STOCKS .............    127,734,207
                                                    ------------
                (Cost $93,253,035)

 PAR VALUE
-----------

REPURCHASE AGREEMENT - 1.66%

$ 2,150,000     State Street Bank
                6.40%, 07/03/00, dated 06/30/00
                Repurchase Price $2,151,147
                (Collateralized by U.S. Treasury
                Bond 7.50%, due 11/15/16;
                Total Par $1,930,000
                Market Value $2,197,788).........      2,150,000
                                                    ------------
                TOTAL REPURCHASE AGREEMENT ......      2,150,000
                                                    ------------
                (Cost $2,150,000)
TOTAL INVESTMENTS - 100.15%......................    129,884,207
                                                    ------------
(Cost $95,403,035)
NET OTHER ASSETS AND LIABILITIES - (0.15)%.......       (195,062)
                                                    ------------
NET ASSETS - 100.00%.............................   $129,689,145
                                                    ============

---------------------------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

   SHARES                                              VALUE
-----------                                         ------------

COMMON STOCKS - 94.34%

                TECHNOLOGY - 22.62%

      4,000     Avnet, Inc.......................   $    237,000
      3,300     BMC Software, Inc.*..............        120,398
      5,000     Cisco Systems, Inc.*.............        317,813
      8,000     Compaq Computer Corp.............        204,500
      2,500     Computer Sciences Corp.*.........        186,719
      3,500     Electronic Data Systems Corp.....        144,375
      3,500     Genzyme Corp.*...................        208,031
      8,000     Harris Corp......................        262,000
      1,900     Hewlett-Packard Co...............        237,263
      2,500     International Business Machines
                Corp. ...........................        273,906
      6,750     Motorola, Inc....................        196,172
      6,000     Texas Instruments, Inc...........        412,125
      2,350     United Technologies Corp.........        138,356
                                                    ------------
                                                       2,938,658
                                                    ------------

                CONSUMER STAPLES - 17.29%

      3,800     American Home Products Corp......        223,250
      2,500     Anheuser-Busch Cos., Inc.........        186,719
      2,500     Bestfoods........................        173,125
      8,800     Elan Corp. Plc, ADR*.............        426,250
      2,500     Forest Laboratories, Inc.,
                Class A* ........................        252,500
     30,000     HEALTHSOUTH Corp.*...............        215,625
      2,700     International Flavors &
                Fragrances, Inc. ................         81,506
      1,600     Johnson & Johnson Co.............        163,000
      2,400     Merck & Co., Inc.................        183,900
      3,500     PepsiCo, Inc.....................        155,531
      3,570     Pharmacia Corp...................        184,524
                                                    ------------
                                                       2,245,930
                                                    ------------

                FINANCE - 15.26%

      3,500     Bank America Corp................        150,500
      5,500     Bank One Corp....................        146,094
      2,850     Chase Manhattan Corp.............        131,278
      2,200     Chubb Corp.......................        135,300
      1,550     CIGNA Corp.......................        144,925
      4,000     Citigroup, Inc...................        241,000
      5,000     Countrywide Credit Industries,
                Inc. ............................        151,563
      2,700     Hartford Financial Services Group,
                Inc. ............................        151,031
      3,000     Lincoln National Corp............        108,375
        900     Morgan (J.P.) & Co...............         99,113
      2,000     Standard & Poor's Depository
                Receipts ........................        290,563
      6,000     Wells Fargo & Co.................        232,500
                                                    ------------
                                                       1,982,242
                                                    ------------

   SHARES                                              VALUE
-----------                                         ------------

                ENERGY - 9.67%

      6,500     Baker Hughes, Inc................   $    208,000
      5,000     BP Amoco Plc, ADR................        282,813
      2,000     Exxon Mobil Corp.................        157,000
      4,400     Halliburton Co...................        207,625
      3,500     Kerr-McGee Corp..................        206,281
      2,300     Schlumberger, Ltd................        171,638
        445     Transocean Sedco Forex, Inc......         23,780
                                                    ------------
                                                       1,257,137
                                                    ------------

                CONSUMER CYCLICAL - 7.76%

      4,500     Circuit City Stores-
                Circuit City Group ..............        149,344
      8,600     Cooper Tire & Rubber Co..........         95,675
      1,600     Eastman Kodak Co.................         95,200
      4,500     Lowe's Cos., Inc.................        184,781
      3,300     McDonald's Corp..................        108,694
     12,000     Office Depot, Inc.*..............         75,000
      6,700     Penny (J.C.) Co., Inc............        123,531
      8,300     Sherwin-Williams Co..............        175,856
                                                    ------------
                                                       1,008,081
                                                    ------------

                BASIC MATERIALS - 6.35%

      5,000     Goodrich (B.F.) Co...............        170,312
      1,900     Minnesota Mining & Manufacturing Co.     156,750
      6,500     Pall Corp........................        120,250
      3,500     Praxair, Inc.....................        131,031
      3,500     Sigma Aldrich Corp...............        102,375
     10,500     Solutia, Inc.....................        144,375
                                                    ------------
                                                         825,093
                                                    ------------

                UTILITIES - 5.28%

      3,000     AT&T Corp........................         94,875
      3,500     CenturyTel, Inc..................        100,625
      1,700     GTE Corp.........................        105,825
      3,600     SBC Communications, Inc..........        155,700
      5,000     WorldCom, Inc.*..................        229,375
                                                    ------------
                                                         686,400
                                                    ------------

                INDUSTRIAL - 4.40%

        724     Agilent Technologies, Inc.*......         53,395
      3,000     General Electric Co..............        159,000
      2,937     Honeywell International, Inc.....         98,940
      5,500     Tyco International, Ltd..........        260,562
                                                    ------------
                                                         571,897
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

GROWTH AND INCOME FUND

JUNE 30, 2000 (UNAUDITED)

   SHARES                                              VALUE
-----------                                         ------------

                CAPITAL GOODS - 3.75%

      3,600     Boeing Co........................   $    150,525
      3,500     Hubbell, Inc., Class A...........         90,562
        700     Hubbell, Inc., Class B...........         17,850
     12,000     Waste Management, Inc............        228,000
                                                    ------------
                                                         486,937
                                                    ------------

                TRANSPORTATION - 1.96%

      2,400     British Airways Plc, ADR.........        138,000
      5,100     Burlington Northern Santa Fe Corp.       116,981
                                                    ------------
                                                         254,981
                                                    ------------
                TOTAL COMMON STOCKS .............     12,257,356
                                                    ------------
                (Cost $11,129,404)

CONVERTIBLE PREFERRED STOCK - 0.31%

      2,000     Loral Space and
                Communications, Ltd., 6.00% (A)..         40,000
                                                    ------------
                TOTAL CONVERTIBLE PREFERRED STOCK         40,000
                                                    ------------
                (Cost $123,318)

 PAR VALUE
-----------

REPURCHASE AGREEMENT - 5.26%

$   683,000     State Street Bank
                6.40%, 07/03/00, dated 06/30/00
                Repurchase Price $683,364
                (Collateralized by U.S. Treasury
                Bond 7.25%, due 05/15/16;
                Total Par $630,000
                Market Value $701,663)...........        683,000
                                                    ------------
                TOTAL REPURCHASE AGREEMENT ......        683,000
                                                    ------------
                (Cost $683,000)
TOTAL INVESTMENTS - 99.91%.......................     12,980,356
                                                    ------------
(Cost $11,935,722)
NET OTHER ASSETS AND LIABILITIES - 0.09%.........         12,159
                                                    ------------
NET ASSETS - 100.00%.............................   $ 12,992,515
                                                    ============

----------------------------------------------------
*      Non-income producing security.
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At June 30, 2000, this security amounted to $40,000 or 0.31% of net assets.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

   SHARES                                              VALUE
-----------                                         ------------

COMMON STOCKS - 92.18%

                TECHNOLOGY - 34.08%

        730     Advanced Fibre Communications,
                Inc.* ...........................   $     33,078
        840     Aeroflex, Inc.*..................         41,737
        380     Airgate Pcs, Inc.................         19,974
        310     American Xtal Technology, Inc.*..         13,408
        380     Ancor Communications, Inc.*......         13,591
        570     Apex, Inc.*......................         24,938
        160     Arguss Holdings, Inc.*...........          3,020
        380     Bluestone Software, Inc.*........          9,761
        510     Braun Consulting, Inc.*..........         10,774
      1,050     Brio Technology, Inc.*...........         22,247
        380     Broadbase Software, Inc.*........         11,638
        600     Concord Communications, Inc.*....         23,925
        230     Cree Research, Inc.*.............         30,705
        310     Crossroads Systems, Inc.*........          7,828
        565     Cybex Computer Products Corp.*...         24,295
        500     Cysive, Inc.*....................         11,938
        760     Documentum, Inc.*................         67,925
        380     DuPont Photomasks, Inc.*.........         26,030
        200     EMCORE Corp.*....................         24,000
        150     Emulex Corp.*....................          9,853
      1,580     Exchange Applications, Inc.*.....         42,068
        650     FactSet Research Systems, Inc....         18,363
        480     Gadzoox Networks, Inc.*..........          6,570
        650     Galileo Technology, Ltd.*........         13,975
        290     Great Plains Software, Inc.*.....          5,691
      1,360     Healthgate Data Corp.*...........          2,210
        260     HEICO Corp.......................          3,705
      1,130     HEICO Corp., Class A.............         13,842
        890     Hyperion Solutions Corp.*........         28,869
        610     ICG Communications, Inc.*........         13,458
        890     IMRglobal Corp.*.................         11,626
        490     Interact Commerce Corp.*.........          5,788
      1,000     International Fibercom, Inc.*....         25,500
      1,577     Internet Pictures Corp.*.........         23,852
        360     internet.com Corp.*..............          7,088
      1,120     IntraNet Solutions, Inc.*........         42,980
      1,000     iXL Enterprises, Inc.*...........         14,500
        880     Kopin Corp.*.....................         60,940
        930     Lightbridge, Inc.................         22,204
        760     LTX Corp.*.......................         26,553
        300     MasTec, Inc.*....................         11,456
      1,720     Mercator Software, Inc.*.........        118,250
        840     Metro Information Services, Inc.*          8,400
        310     MMC Networks, Inc.*..............         16,566
        940     National Instruments Corp.*......         41,008
        760     Netegrity, Inc.*.................         57,238
      1,100     Netsilicon, Inc.*................         36,025
         25     New Focus, Inc.*.................          2,053
         25     Oni Systems Corp.................          2,930
      1,566     Per-Se Technologies, Inc.*.......         14,681
        700     Photronics, Inc.*................         19,862
      1,700     Pioneer Standard Electronics, Inc.        25,075
        950     PLATO Learning, Inc.*............         13,063
        200     Powertel, Inc.*..................         14,188
      1,040     Price Communications Corp.*......         24,505

   SHARES                                              VALUE
-----------                                         ------------

                TECHNOLOGY (CONTINUED)

        500     Primus Knowledge Solutions, Inc.*   $     22,500
         20     ProBusiness Services, Inc.*......            531
        220     Proxim, Inc.*....................         21,773
        963     Psinet, Inc.*....................         24,195
         60     Qlogic Corp.*....................          3,964
        760     RSA Security, Inc.*..............         52,630
        890     SeaChange International, Inc.*...         25,699
      1,910     Secure Computing Corp.*..........         35,932
      1,360     Showcase Corp.*..................          7,905
        940     Spectralink Corp.*...............         13,748
        650     SPSS, Inc.*......................         18,931
        810     Sykes Enterprises, Inc.*.........         10,429
        490     Tanning Technology Corp.*........          9,433
      1,060     Tekelec, Inc.*...................         51,079
        520     Terayon Communication Systems,
                Inc.* ...........................         33,402
        390     Tollgrade Communcations, Inc.*...         51,675
        477     TranSwitch Corp.*................         36,818
      1,500     United Shipping & Technology,
                Inc.* ...........................         12,000
        490     US Interactive, Inc.*............          6,339
        570     Varian Semiconductor Equipment*..         35,803
        530     Viant Corp.......................         15,701
        550     Visual Networks, Inc.*...........         15,675
        875     WinStar Communications, Inc.*....         29,641
                                                    ------------
                                                       1,761,550
                                                    ------------

                CONSUMER STAPLES - 15.81%

        650     Accredo Health, Inc.*............         22,466
        800     ASI Solutions, Inc.*.............          6,700
      2,320     ATS Medical, Inc.*...............         33,930
      1,050     Bright Horizon Family Solutions,
                Inc.* ...........................         22,444
      1,100     Charles River Associates, Inc.*..         19,387
        270     CV Therapeutics, Inc.*...........         18,714
        920     Education Management Corp.*......         16,617
        690     FirstService Corp.*..............          8,280
      1,130     Forrester Research, Inc.*........         82,278
        680     Fusion Medical Technologies, Inc.*        10,837
      1,050     HeadHunter.NET, Inc.*............         10,631
      3,240     Hooper Holmes, Inc...............         25,920
      1,000     ICT Group, Inc.*.................          9,562
        930     Isis Pharmaceuticals, Inc.*......         13,485
      1,780     kForce.com, Inc.*................         12,349
      1,593     King Pharmaceuticals, Inc.*......         69,893
      1,690     Labor Ready, Inc.*...............         11,196
        650     LifePoint Hospitals, Inc.*.......         14,462
        720     Luminex Corp.*...................         29,970
        630     Management Network Group, Inc.*..         22,050
      1,440     META Group, Inc.*................         27,720
      1,680     Modis Professional Services, Inc.*        12,810
        260     Natrol, Inc.*....................            845
        820     On Assignment, Inc.*.............         25,010
      1,250     Orthodontic Centers of America,
                Inc.* ...........................         28,281
        850     Osteotech, Inc.*.................          8,925
        600     Pre-Paid Legal Services, Inc.*...         17,925
      1,820     ProsoftTraining.com*.............         30,599
        450     Province Healthcare Co.*.........         16,256

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

SMALL COMPANY GROWTH FUND

JUNE 30, 2000 (UNAUDITED)

   SHARES                                              VALUE
-----------                                         ------------

                CONSUMER STAPLES (CONTINUED)

        180     Quanta Services, Inc.*...........   $      9,900
        895     Renal Care Group, Inc.*..........         21,886
      1,210     Source Information Management Co.*        18,452
      1,700     Steiner Leisure, Ltd.*...........         38,462
        740     TeleTech Holdings, Inc.*.........         22,986
      2,040     Thoratec Laboratories Corp.*.....         33,022
      2,630     Trico Marine Services, Inc.*.....         33,533
        240     Varian Medical Systems, Inc.*....          9,390
                                                    ------------
                                                         817,173
                                                    ------------

                INDUSTRIAL - 14.23%

        760     Artesyn Technologies, Inc.*......         21,138
        870     Astec Industries, Inc.*..........         22,076
      1,030     Asyst Technologies, Inc.*........         35,278
      1,180     Atlas Air, Inc.*.................         42,333
      1,120     Audiovox Corp.*..................         24,710
        200     August Technology Corp.*.........          3,287
        780     Axsys International, Inc.*.......         12,773
        440     Belden, Inc......................         11,275
        580     Brooks Automation, Inc.*.........         37,084
      1,670     Casella Waste Systems, Inc.,
                Class A* ........................         17,952
        950     Cidco*...........................          3,206
        490     Cognex Corp.*....................         25,358
        250     Cohu, Inc........................          6,742
        895     CUNO, Inc.*......................         20,697
        365     Dycom Industries, Inc.*..........         16,790
        695     Dynamex, Inc.*...................            695
        970     Gentex Corp.*....................         24,371
        840     Helix Technology Corp............         32,760
      1,740     Hexcel Corp.*....................         16,530
        570     Kent Electronics Corp.*..........         16,993
        600     Koala Corp.*.....................          8,475
      1,050     Maverick Tube Corp.*.............         30,581
        760     Methode Electronics, Inc.,
                Class A .........................         29,355
        180     Millipore Corp...................         13,568
        490     Nanometrics, Inc.*...............         20,182
      2,370     NS Group, Inc.*..................         49,622
      1,960     PCD, Inc.*.......................         15,221
      1,320     Presstek, Inc.*..................         21,532
        200     PRI Automation, Inc.*............         13,078
        980     TetraTech, Inc.*.................         22,418
        800     TRC Cos. Inc.*...................          9,200
        800     Veeco Instruments, Inc.*.........         58,600
        570     Zygo Corp.*......................         51,763
                                                    ------------
                                                         735,643
                                                    ------------

                CONSUMER CYCLICAL - 13.22%

      1,250     America West Holdings Corp.*.....         21,406
      1,840     American Classic Voyages Co.*....         37,950
        760     Applebee's International, Inc....         23,037
      1,360     Bally Total Fitness Holding Corp.*        34,510
      1,600     Bombay Co., Inc. (The)*..........          4,700
        510     Borg-Warner, Inc.................         17,914
      1,840     Brass Eagle, Inc.*...............          9,200
      1,730     Callaway Golf Co.................         28,221

   SHARES                                              VALUE
-----------                                         ------------

                CONSUMER CYCLICAL (CONTINUED)

      2,420     Cash America International, Inc..   $     17,847
        600     CBRL Group, Inc..................          8,812
      1,490     CEC Entertainment, Inc.*.........         38,181
        900     Cooper Tire & Rubber Co..........         10,012
      1,135     Cost Plus, Inc.*.................         32,560
        930     D.R. Horton, Inc.................         12,613
        440     Damark International, Inc.,
                Class A* ........................          9,460
      2,040     Dura Automotive Systems, Inc.*...         22,057
        500     Emmis Communications Corp.,
                Class A* ........................         20,687
        420     Hispanic Broadcasting Corp.*.....         13,912
        550     International Game Technology*...         14,575
      1,960     InterTAN, Inc.*..................         23,030
      1,030     Midwest Express Holdings, Inc.*..         22,145
        480     Mobile Mini, Inc.*...............         10,590
      1,080     Nu Skin Enterprises, Inc.*.......          6,210
        700     Pacific Sunwear of California,
                Inc.* ...........................         13,125
      1,415     Pegasus Systems, Inc.*...........         15,388
      2,240     Pier 1 Imports, Inc..............         21,840
      1,150     Pinnacle Entertainment, Inc.*....         22,353
        550     Polaris Industries, Inc..........         17,600
      2,200     Prime Hospitality Corp.*.........         20,763
      2,030     Radio Unica Communications Corp.*         14,210
        520     Rare Hospitality International,
                Inc.* ...........................         14,690
        450     SAGA Communications, Inc., Class A         9,900
        720     Sonic Corp.*.....................         21,150
      2,500     Tower Automotive, Inc.*..........         31,250
        930     Travis Boats & Motors, Inc.*.....          5,115
        910     Vans, Inc.*......................         13,309
      1,370     Wabash National Corp.............         16,354
        540     Watsco, Inc......................          6,750
                                                    ------------
                                                         683,426
                                                    ------------

                ENERGY - 9.58%

        300     Berkley Petroleum Corp.*.........          1,895
      1,390     Cabot Oil & Gas Corp., Class A...         29,451
      2,030     Callon Petroleum Co.*............         30,196
      1,000     Cross Timbers Oil Co.............         22,125
        610     Devon Energy Corp................         34,274
        570     Evergreen Resources, Inc.*.......         16,886
        610     Global Industries, Ltd.*.........         11,514
      2,400     Key Energy Group*................         23,100
        200     Lone Star Technologies, Inc.*....          9,250
      1,170     Marine Drilling Cos., Inc.*......         32,760
        840     Newfield Exploration Co.*........         32,865
      2,340     Newpark Resources, Inc.*.........         22,084
        460     Noble Affiliates, Inc............         17,135
        300     Paramount Resources, Ltd.*.......          3,071
        760     Pioneer Natural Resources Co.*...          9,690
      1,150     Pride International, Inc.*.......         28,462
        300     Remington Oil & Gas Corp.*.......          2,250
      1,910     Santa Fe Snyder Corp.*...........         21,726
        440     Stone Energy Corp.*..............         26,290
      1,520     Swift Energy Co.*................         43,130
      1,500     3TEC Energy Corp.*...............         15,000
        770     Tidewater, Inc...................         27,720
      1,520     Vintage Petroleum, Inc...........         34,295
                                                    ------------
                                                         495,169
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

SMALL COMPANY GROWTH FUND

JUNE 30, 2000 (UNAUDITED)

   SHARES                                              VALUE
-----------                                         ------------

                FINANCE - 4.08%

      1,240     Annuity and Life Reassurance
                Holdings ........................   $     30,380
        300     Commerce Bancorp, Inc............         13,800
      1,720     Fidelity National Financial, Inc.         31,498
      1,280     Hibernia Corp., Class A..........         13,920
        760     MFC Bancorp, Ltd.*...............          5,700
      1,000     Mutual Risk Management, Ltd......         17,313
        380     Pinnacle Holdings, Inc.*.........         20,520
      2,030     Riggs National Corp..............         25,629
      1,150     Southwest Bancorp of Texas, Inc.*         23,863
      1,080     Westamerica Bancorp..............         28,215
                                                    ------------
                                                         210,838
                                                    ------------

                BASIC MATERIALS - 0.94%

      1,320     RTI International Metals, Inc.*..         15,015
      3,510     Titanium Metals Corp.............         16,453
      1,550     Uniroyal Technology Corp.........         17,147
                                                    ------------
                                                          48,615
                                                    ------------

                UTILITIES - 0.24%

        410     Intermedia Communications, Inc.*.         12,198
                                                    ------------
                TOTAL COMMON STOCKS .............      4,764,612
                                                    ------------
                (Cost $4,319,357)

 PAR VALUE
-----------

REPURCHASE AGREEMENT - 6.89%

$   356,000     State Street Bank
                6.40%, 07/03/00, dated 06/30/00
                Repurchase Price $356,190
                (Collateralized by U.S. Treasury
                Bond 7.25%, due 05/15/16;
                Total Par $330,000,
                Market Value $367,538)...........        356,000
                                                    ------------
                TOTAL REPURCHASE AGREEMENT ......        356,000
                                                    ------------
                (Cost $356,000)
TOTAL INVESTMENTS - 99.07%.......................      5,120,612
                                                    ------------
(Cost $4,675,357)
NET OTHER ASSETS AND LIABILITIES - 0.93%.........         48,246
                                                    ------------
NET ASSETS - 100.00%.............................   $  5,168,858
                                                    ============

----------------------------------------------------------------
*      Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

COLUMBIA REAL ESTATE FUND II

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

   SHARES                                              VALUE
-----------                                         ------------

COMMON STOCKS - 98.04%

                REAL ESTATE - 98.04%

        600     Alexandria Real Estate Equities,
                Inc. ............................   $     20,587
        900     AMB Property Corp................         20,531
        700     Apartment Investment &
                Management Co....................         30,275
      1,100     Archstone Communities Trust......         23,169
      1,207     AvalonBay Communities, Inc.......         50,392
        500     Boston Properties, Inc...........         19,312
        700     Cabot Industrial Trust...........         13,781
      1,200     Catellus Development Corp.*......         18,000
        300     CenterPoint Properties Corp......         12,225
      1,300     Cousins Properties, Inc..........         50,050
      1,700     Equity Office Properties Trust...         46,856
        800     Equity Residential Properties
                Trust ...........................         36,800
        700     First Industrial Realty Trust....         20,650
      1,500     General Growth Properties........         47,625
      3,300     Host Marriott Corp...............         30,937
        735     iStar Financial, Inc.............         15,389
        700     Kimco Realty Corp................         28,700
      1,000     Liberty Property Trust...........         25,938
        500     Mack-Cali Realty Corp............         12,844
        600     Nationwide Health Properties, Inc.         8,363
        300     Pan Pacific Retail Properties, Inc.        6,038
        500     Post Properties, Inc.............         22,000
      1,200     Prentiss Properties Trust........         28,800
      3,100     ProLogis Trust...................         66,069
      2,100     Public Storage, Inc..............         49,219
      1,500     Reckson Associates Realty Corp...         35,625
      2,000     Simon Property Group, Inc........         44,375
      1,000     Spieker Properties, Inc..........         46,000
      1,900     Starwood Hotels & Resorts
                Worldwide, Inc...................         61,394
      2,600     TrizecHahn Corp..................         46,475
      1,700     Vornado Realty Trust.............         59,075
                                                    ------------
                TOTAL COMMON STOCKS .............        997,494
                                                    ------------
                (Cost $967,642)

   SHARES                                              VALUE
-----------                                         ------------

INVESTMENT COMPANY - 2.57%

     26,089     Vista U.S. Government Money Market  $     26,089
                                                    ------------
                TOTAL INVESTMENT COMPANY ........         26,089
                                                    ------------
                (Cost $26,089)
TOTAL INVESTMENTS - 100.61%......................      1,023,583
                                                    ------------
(Cost $993,731)
NET OTHER ASSETS AND LIABILITIES - (0.61)%.......         (6,167)
                                                    ------------
NET ASSETS - 100.00%.............................   $  1,017,416
                                                    ============

----------------------------------------------------------------
*      Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

   SHARES                                              VALUE
-----------                                         ------------

COMMON STOCKS - 55.62%

                TECHNOLOGY - 23.11%

     30,000     America Online, Inc.*............   $  1,582,500
     20,000     Amgen, Inc.*.....................      1,405,000
     21,000     Automatic Data Processing, Inc...      1,124,812
     53,000     Cisco Systems, Inc.*.............      3,368,812
      1,000     Corning, Inc.....................        269,875
     21,000     Dell Computer Corp.*.............      1,035,562
     50,000     EMC Corp.*.......................      3,846,875
     17,000     Genzyme Corp.*...................      1,010,437
     12,000     Hewlett-Packard Co...............      1,498,500
     18,000     Intel Corp.......................      2,406,375
     17,000     JDS Uniphase Corp.*..............      2,037,875
     20,000     Lucent Technologies, Inc.........      1,185,000
     21,000     Microsoft Corp.*.................      1,680,000
     27,000     Qwest Communications
                International, Inc.*.............      1,341,562
     16,000     Sun Microsystems, Inc.*..........      1,455,000
                                                    ------------
                                                      25,248,185
                                                    ------------

                CONSUMER STAPLES - 8.37%

     30,000     Boston Scientific Corp.*.........        658,125
     42,000     Elan Corp. Plc, ADR*.............      2,034,375
     10,000     Forest Laboratories, Inc.,
                Class A* ........................      1,010,000
     11,000     Gillette Co......................        384,312
     15,000     Merck & Co., Inc.................      1,149,375
     20,000     PepsiCo, Inc.....................        888,750
     57,000     Pfizer, Inc......................      2,736,000
      5,000     Procter & Gamble Co..............        286,250
                                                    ------------
                                                       9,147,187
                                                    ------------

                FINANCE - 6.77%

     20,000     American International Group, Inc.     2,350,000
          1     Associates First Capital Corp.,
                Class A .........................             22
     19,500     Chase Manhattan Corp.............        898,219
     40,000     Citigroup, Inc...................      2,410,000
     15,000     Fannie Mae.......................        782,812
     18,000     Firstar Corp.....................        379,125
     15,000     Wells Fargo & Co.................        581,250
                                                    ------------
                                                       7,401,428
                                                    ------------

                CONSUMER CYCLICAL - 6.74%

     26,000     Comcast Corp., Class A*..........      1,053,000
     30,000     CVS Corp.........................      1,200,000
     35,000     Home Depot, Inc..................      1,747,812
      8,000     Interpublic Group of Cos., Inc...        344,000
     24,000     McDonald's Corp..................        790,500
     62,000     Southwest Airlines Co............      1,174,125
     11,000     Target Corp......................        638,000
     13,000     Walgreen Co......................        418,437
                                                    ------------
                                                       7,365,874
                                                    ------------

   SHARES                                              VALUE
-----------                                         ------------

                INDUSTRIAL - 4.43%

      9,000     Agilent Technologies, Inc.*......   $    663,750
     38,000     General Electric Co..............      2,014,000
     15,000     Honeywell International, Inc.....        505,312
     35,000     Tyco International, Ltd..........      1,658,125
                                                    ------------
                                                       4,841,187
                                                    ------------

                ENERGY - 3.68%

     13,201     Exxon Mobil Corp.................      1,036,278
     13,000     Halliburton Co...................        613,437
     20,000     Schlumberger, Ltd................      1,492,500
     21,000     Williams Cos., Inc...............        875,437
                                                    ------------
                                                       4,017,652
                                                    ------------

                UTILITIES - 2.52%

     16,000     SBC Communications, Inc..........        692,000
     45,000     WorldCom, Inc.*..................      2,064,375
                                                    ------------
                                                       2,756,375
                                                    ------------
                TOTAL COMMON STOCKS .............     60,777,888
                                                    ------------
                (Cost $38,837,104)

 PAR VALUE
-----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.17%

                U.S. TREASURY BONDS - 7.67%

$   355,000     12.00%, 08/15/13.................        479,804
    615,000     8.75%, 05/15/17..................        773,166
    690,000     8.88%, 08/15/17..................        877,804
    350,000     8.88%, 02/15/19..................        449,638
  1,200,000     8.75%, 05/15/20..................      1,537,500
    100,000     7.88%, 02/15/21..................        118,781
    300,000     8.13%, 08/15/21..................        365,904
    800,000     7.63%, 11/15/22..................        934,496
    400,000     7.13%, 02/15/23..................        443,872
    875,000     6.38%, 08/15/27..................        900,156
  1,190,000     6.13%, 11/15/27..................      1,186,644
    350,000     5.25%, 11/15/28..................        309,858
                                                    ------------
                                                       8,377,623
                                                    ------------

                U.S. TREASURY NOTES - 6.64%

    450,000     5.25%, 05/31/01..................        445,216
    500,000     5.88%, 10/31/01..................        496,090
    640,000     6.13%, 12/31/01..................        636,595
    100,000     5.88%, 09/30/02..................         98,875
  1,225,000     7.25%, 05/15/04..................      1,263,281
    390,000     7.25%, 08/15/04..................        403,162
    165,000     5.88%, 11/15/04..................        162,528
    540,000     6.75%, 05/15/05..................        552,825
    800,000     5.63%, 02/15/06..................        776,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

ASSET ALLOCATION FUND

JUNE 30, 2000 (UNAUDITED)

 PAR VALUE                                             VALUE
-----------                                         ------------

                U.S. TREASURY NOTES - (CONTINUED)

$   900,000     6.50%, 10/15/06..................   $    910,035
     60,000     6.63%, 05/15/07..................         61,256
    300,000     6.13%, 08/15/07..................        298,311
    710,000     5.63%, 05/15/08..................        684,923
    455,000     6.50%, 02/15/10..................        470,060
                                                    ------------
                                                       7,259,157
                                                    ------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.91%

  1,250,000     6.25%, 07/15/04..................      1,217,187
    395,000     6.88%, 01/15/05..................        392,942
  1,200,000     6.63%, 09/15/09..................      1,159,500
    166,822     7.00%, 04/01/29, Pool #C00756,
                Gold ............................        161,295
    249,406     7.50%, 01/01/30, Pool #C35185,
                Gold ............................        246,054
                                                    ------------
                                                       3,176,978
                                                    ------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.12%

    381,189     6.50%, 05/15/13, Pool #473566....        370,348
     41,238     7.00%, 11/15/13, Pool #780921....         40,748
     33,792     9.00%, 12/15/17, Pool #780201....         35,302
    217,841     6.50%, 05/15/24, Pool #780168....        208,038
    389,331     6.00%, 03/15/29, Pool #476986....        358,547
    438,721     6.50%, 04/15/29, Pool #474844....        416,373
    264,711     6.50%, 05/15/29, Pool #487199....        251,226
    640,038     7.50%, 09/15/29, Pool #466164....        635,436
                                                    ------------
                                                       2,316,018
                                                    ------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.64%

    520,000     6.38%, 06/15/09..................        493,605
    249,031     7.50%, 02/01/30, Pool #531745....        245,450
    341,431     8.00%, 04/01/30, Pool #534220....        342,817
     55,825     8.00%, 04/01/30, Pool #536553....         56,051
    656,346     8.00%, 05/01/30, Pool #534205....        659,011
                                                    ------------
                                                       1,796,934
                                                    ------------

                FEDERAL HOME LOAN BANK - 0.73%

    410,000     6.75%, 02/01/02..................        408,975
    385,000     7.25%, 05/15/03..................        387,887
                                                    ------------
                                                         796,862
                                                    ------------

                U.S. GOVERNMENT-BACKED BOND - 0.46%

    500,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................        498,405
                                                    ------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............     24,221,977
                                                    ------------
                (Cost $24,559,181)

 PAR VALUE                                             VALUE
-----------                                         ------------

CORPORATE NOTES AND BONDS - 13.00%

$   455,000     American Express Credit Corp.
                8.50%, 08/15/01..................   $    461,256
    250,000     Associates Corp. of North America
                7.88%, 09/30/01..................        251,250
    500,000     AT&T Corp.
                6.50%, 03/15/29..................        420,000
    100,000     Bank One Wisconsin, Bank Note
                6.35%, 03/19/01..................         99,500
    250,000     Becton Dickinson & Co.
                7.15%, 10/01/09..................        245,937
    100,000     Becton Dickinson & Co., Debenture
                7.00%, 08/01/27..................         91,250
    200,000     Burlington Northern Santa Fe Corp.
                Debenture
                6.88%, 02/15/16..................        180,000
    500,000     Caterpillar Financial Services Corp.
                Series F, MTN
                6.00%, 05/23/02..................        488,125
    300,000     Chase Manhattan Corp.
                5.50%, 02/15/01..................        297,000
    250,000     Coca-Cola Enterprises, Inc.
                6.38%, 08/01/01..................        248,437
    300,000     Colgate Palmolive Co.,
                Series C, MTN
                5.27%, 12/01/03..................        281,880
    200,000     Conoco, Inc., Senior Notes
                6.95%, 04/15/29..................        182,750
    500,000     Daimler Chrysler N.A. Holding Corp.
                7.13%, 04/10/03..................        498,125
    750,000     Diageo Capital Plc
                6.00%, 03/27/03..................        720,863
    100,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05..................         94,875
    250,000     Ford Motor Credit Co.
                7.25%, 01/15/03..................        247,813
    400,000     Ford Motor Credit Co.
                6.70%, 07/16/04..................        386,500
    250,000     Ford Motor Credit Co.
                6.38%, 12/15/05..................        236,563
    250,000     General Electric Capital Corp.,
                Series A, MTN
                5.96%, 05/14/01..................        247,780
    250,000     General Electric Capital Corp.
                7.50%, 06/05/03..................        251,875
    200,000     Illinois Tool Works
                5.75%, 03/01/09..................        182,000
    100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................         96,375
    125,000     International Paper Co.
                8.13%, 07/08/05 (A)..............        126,250
    250,000     Lockheed Martin Corp.
                8.20%, 12/01/09..................        252,813
    100,000     May Department Stores Co.
                7.45%, 10/15/16..................         96,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

ASSET ALLOCATION FUND

JUNE 30, 2000 (UNAUDITED)

 PAR VALUE                                             VALUE
-----------                                         ------------

CORPORATE NOTES AND BONDS (CONTINUED)

$   250,000     McDonald's Corp., Series E, MTN
                5.95%, 01/15/08..................   $    234,688
    250,000     MCI Worldcom, Inc.
                6.13%, 04/15/02..................        244,375
    500,000     Mead Corp.
                6.60%, 03/01/02..................        495,625
    250,000     Minnesota Mining & Manufacturing Co.,
                Debenture
                6.38%, 02/15/28..................        220,313
    250,000     National Rural Utilities Cooperative
                Finance Corp.
                7.38%, 02/10/03..................        250,625
    100,000     NationsBank Corp.
                7.00%, 05/15/03..................         98,875
    300,000     Northern Telecom, Ltd., Yankee
                6.00%, 09/01/03..................        288,000
    250,000     Norwest Corp., Series H, MTN
                5.63%, 02/05/01..................        248,125
    400,000     Norwest Financial, Inc., Senior Note
                7.75%, 08/15/01..................        401,500
    100,000     PACCAR Financial Corp., Series H,
                Senior MTN
                5.86%, 03/15/01..................         99,125
    100,000     Parker Hannifin Corp.
                7.30%, 05/15/11..................         98,875
    150,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............        141,750
    250,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................        226,875
     25,000     Phillips Petroleum Co.
                8.75%, 05/25/10..................         26,500
    200,000     Phillips Petroleum Co., Debenture
                9.38%, 02/15/11..................        217,500
    250,000     Pitney Bowes Credit Corp.
                6.63%, 06/01/02..................        247,188
    155,000     Pitney Bowes, Inc.
                5.95%, 02/01/05..................        148,606
    250,000     Potomac Electric Power Co.,
                First Mortgage
                6.50%, 09/15/05..................        241,563
    250,000     Potomac Electric Power Co.,
                First Mortgage
                6.25%, 10/15/07..................        238,750
    250,000     Sherwin-Williams Co., Senior Note
                6.50%, 02/01/02..................        248,438
    150,000     Sprint Capital Corp.
                5.88%, 05/01/04..................        141,375
     60,000     SunTrust Bank of Central Florida, MTN
                6.90%, 07/01/07..................         57,075
    250,000     Sysco Corp.
                7.25%, 04/15/07..................        252,188
     75,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................         65,813
    400,000     Tele-Communication, Inc., Senior Note
                7.25%, 08/01/05..................        399,000

 PAR VALUE                                             VALUE
-----------                                         ------------

CORPORATE NOTES AND BONDS (CONTINUED)

 $  150,000     Time Warner, Inc., Company
                Guaranteed
                6.63%, 05/15/29..................   $    126,563
    100,000     Union Oil Co. of California, MTN
                6.70%, 10/15/07..................         93,750
    300,000     US West Communications
                7.63%, 06/09/03 (A)..............        299,625
    250,000     Wachovia Bank, N.A.
                6.30%, 03/15/01..................        248,438
    250,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................        256,250
    250,000     Wal-Mart Stores, Inc., Senior Note
                6.75%, 05/15/02..................        249,063
     75,000     Wal-Mart Stores, Inc., Senior Note
                6.88%, 08/10/09..................         73,594
    500,000     Walt Disney Co., Senior Note
                6.38%, 03/30/01..................        498,750
    250,000     Worldcom, Inc.
                6.13%, 08/15/01..................        246,875
    100,000     Xerox Corp.
                7.20%, 04/01/16..................         89,500
                                                    ------------
                TOTAL CORPORATE NOTES AND BONDS .     14,200,622
                                                    ------------
                (Cost $14,645,765)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 2.10%

    725,000     America Express Credit Account
                Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................        687,612
    250,000     Citibank Credit Card Master Trust I
                Series 1999-7, Class A
                6.65%, 11/15/06..................        244,765
    200,000     Daimler-Benz Vehicle Trust
                Series 1998-A, Class A4
                5.22%, 12/20/03..................        195,124
    190,000     Daimler Chrysler Auto Trust
                Series 2000-A, Class A3
                7.09%, 12/06/03..................        190,118
    250,000     Discover Card Master Trust I
                Series 1999-1, Class A
                5.30%, 08/15/04..................        242,578
     50,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A4
                6.40%, 10/15/02..................         49,563
     25,000     Green Tree Financial Corp.
                Series 1999-5, Class A2
                6.77%, 04/01/31..................         24,695
    200,000     MBNA Master Credit Card Trust
                Series 1999-I, Class A
                6.40%, 01/18/05..................        197,312
    250,000     MBNA Master Credit Card Trust
                Series 1999-M, Class A
                6.60%, 04/16/07..................        244,799

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

ASSET ALLOCATION FUND

JUNE 30, 2000 (UNAUDITED)

 PAR VALUE                                             VALUE
-----------                                         ------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (CONTINUED)

$   170,000     Premier Auto Trust
                Series 1999-3, Class A4
                6.43%, 03/08/04..................   $    167,396
     48,036     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................         46,187
                                                    ------------
                TOTAL ASSET-BACKED AND
                MORTGAGE-BACKED SECURITIES ......      2,290,149
                                                    ------------
                (Cost $2,310,135)

FOREIGN BONDS (B) - 0.79%

    100,000     Deutsche Telekom
                International Finance,
                BV, Company Guaranteed
                7.75%, 06/15/05..................        100,804
    200,000     Deutsche Telekom
                International Finance,
                BV, Company Guaranteed
                8.25%, 06/15/30..................        203,798
    350,000     Province of Quebec
                5.75%, 02/15/09..................        313,408
    250,000     Province of Quebec
                7.50%, 09/15/29..................        245,938
                                                    ------------
                TOTAL FOREIGN BONDS .............        863,948
                                                    ------------
                (Cost $877,482)

REPURCHASE AGREEMENT - 5.93%

  6,486,000     State Street Bank
                6.40%, 07/03/00, dated 06/30/00
                Repurchase Price $6,489,459
                (Collateralized by U.S. Treasury
                Bond 7.25%, due 05/15/16;
                Total Par $5,945,000
                Market Value $6,621,244).........      6,486,000
                                                    ------------
                TOTAL REPURCHASE AGREEMENT ......      6,486,000
                                                    ------------
                (Cost $6,486,000)
TOTAL INVESTMENTS - 99.61%.......................    108,840,584
(Cost $87,715,667)
                                                    ------------
NET OTHER ASSETS AND LIABILITIES - 0.39%.........        422,780
                                                    ------------
NET ASSETS - 100.00%.............................   $109,263,364
                                                    ============

----------------------------------------------------------------
*      Non-income producing security.
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified buyers. At June 30, 2000 these securities amounted to $567,625 or 0.52% of net assets.
(B)    U.S. Dollar-Denominated
ADR    American Depositary Receipt
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

 PAR VALUE                                             VALUE
-----------                                         ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 37.88%

                U.S. TREASURY BONDS - 18.45%

$   150,000     12.00%, 08/15/13.................   $    202,734
     75,000     11.25%, 02/15/15.................        110,413
     90,000     7.50%, 11/15/16..................        101,390
    200,000     8.88%, 08/15/17..................        254,436
    400,000     9.00%, 11/15/18..................        518,624
    775,000     8.75%, 05/15/20..................        992,969
    325,000     7.88%, 02/15/21..................        386,038
    200,000     8.13%, 08/15/21..................        243,936
    120,000     7.13%, 02/15/23..................        133,162
    595,000     6.38%, 08/15/27..................        612,106
    290,000     6.13%, 11/15/27..................        289,182
    100,000     5.50%, 08/15/28..................         91,750
    240,000     5.25%, 11/15/28..................        212,474
                                                    ------------
                                                       4,149,214
                                                    ------------

                U.S. TREASURY NOTES - 8.13%

    525,000     6.63%, 06/30/01..................        525,982
    200,000     5.50%, 07/31/01..................        198,000
     50,000     5.88%, 09/30/02..................         49,437
    100,000     5.88%, 02/15/04..................         98,656
    400,000     6.00%, 08/15/04..................        396,372
    250,000     5.88%, 11/15/04..................        246,255
    305,000     6.50%, 02/15/10..................        315,096
                                                    ------------
                                                       1,829,798
                                                    ------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.91%

    300,000     7.13%, 02/15/05..................        301,329
    250,000     6.38%, 06/15/09..................        237,310
    300,000     7.25%, 01/15/10..................        302,964
    262,000     7.13%, 01/15/30..................        263,454
                                                    ------------
                                                       1,105,057
                                                    ------------

                U.S. GOVERNMENT-BACKED BONDS - 2.82%

    150,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................        149,521
    200,000     Private Export Funding Corp.,
                Series B
                6.49%, 07/15/07..................        193,750
    300,000     Tennessee Valley Authority
                Power Board
                Class 1993, Series C
                6.13%, 07/15/03..................        290,625
                                                    ------------
                                                         633,896
                                                    ------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.95%


    100,000     7.00%, 02/15/03..................        100,125
    150,000     6.25%, 07/15/04..................        146,062
    200,000     6.63%, 09/15/09..................        193,250
                                                    ------------
                                                         439,437
                                                    ------------

 PAR VALUE                                             VALUE
-----------                                         ------------

                U.S. TREASURY STRIPS (A) - 1.62%

 $  500,000     4.86%, 05/15/08, Interest only (B)  $    309,285
    140,000     7.03%, 08/15/15, Interest only (B)        54,810
                                                    ------------
                                                         364,095
                                                    ------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............      8,521,497
                                                    ------------
                (Cost $8,661,968)

CORPORATE NOTES AND BONDS - 31.18%

                UTILITIES - 8.29%

    100,000     AT&T Corp.
                6.50%, 03/15/29..................         84,000
    250,000     Baltimore Gas and Electric
                First Mortgage
                6.50%, 02/15/03..................        244,375
    400,000     GTE Florida, Inc.,
                Series A, Debenture
                6.31%, 12/15/02..................        391,000
    250,000     MCI Worldcom, Inc.
                6.13%, 04/15/02..................        244,375
    500,000     Pacificorp, Series H, MTN
                6.38%, 05/15/08..................        457,500
    150,000     Potomac Electric Power Co.,
                First Mortgage
                6.25%, 10/15/07..................        143,250
    225,000     Sprint Capital Corp.
                6.90%, 05/01/19..................        200,250
    100,000     US West Communications
                7.63%, 06/09/03 (D)..............         99,875
                                                    ------------
                                                       1,864,625
                                                    ------------

                FINANCE - 6.93%

    500,000     Bank One Wisconsin, Bank Note
                6.35%, 03/19/01..................        497,500
    250,000     Ford Motor Credit Co.
                6.70%, 07/16/04..................        241,563
    500,000     National Rural Utilities
                Cooperative Finance Corp.
                6.38%, 10/15/04..................        483,750
    100,000     National Rural Utilities
                Cooperative Finance Corp.
                6.20%, 02/01/08..................         91,375
    250,000     SunTrust Bank Atlanta
                Subordinated Note, MTN
                7.25%, 09/15/06..................        244,375
                                                    ------------
                                                       1,558,563
                                                    ------------

                CONSUMER STAPLES - 5.24%

    400,000     Abbott Laboratories
                6.40%, 12/01/06..................        391,500
    365,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................        344,925

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

HIGH QUALITY BOND FUND

JUNE 30, 2000 (UNAUDITED)

 PAR VALUE                                             VALUE
-----------                                         ------------

                CONSUMER STAPLES (CONTINUED)

$   100,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................   $     90,750
    400,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................        351,000
                                                    ------------
                                                       1,178,175
                                                    ------------

                TECHNOLOGY - 3.49%

    175,000     IBM Corp., MTN
                5.95%, 06/02/03..................        169,750
    100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................         96,375
     50,000     Lockheed Martin Corp.
                8.20%, 12/01/09..................         50,563
    135,000     Pitney Bowes, Inc.
                5.95%, 02/01/05..................        129,431
    350,000     Telecom De Puerto Rico Co.,
                Senior Note
                6.15%, 05/15/02..................        340,268
                                                    ------------
                                                         786,387
                                                    ------------

                INDUSTRIAL - 2.58%

    150,000     Burlington Northern Santa Fe Corp.,
                Debenture
                7.00%, 12/15/25..................        131,438
    300,000     Illinois Tool Works
                5.75%, 03/01/09..................        273,000
    200,000     Minnesota Mining &
                Manufacturing Co.,
                Debenture
                6.38%, 02/15/28..................        176,250
                                                    ------------
                                                         580,688
                                                    ------------

                CONSUMER CYCLICAL - 2.35%

    200,000     McDonald's Corp., Series E, MTN
                5.95%, 01/15/08..................        187,750
    100,000     Time Warner, Inc.,
                Company Guaranteed
                6.63%, 05/15/29..................         84,375
    250,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................        256,250
                                                    ------------
                                                         528,375
                                                    ------------

                ENERGY - 1.18%

    250,000     Phillips Petroleum Co.
                8.75%, 05/25/10..................        265,000
                                                    ------------

                BASIC MATERIALS - 1.12%

    250,000     International Paper Co.
                8.13%, 07/08/05 (D)..............        252,500
                                                    ------------
                TOTAL CORPORATE NOTES AND BONDS .      7,014,313
                                                    ------------
                (Cost $7,353,671)

 PAR VALUE                                             VALUE
-----------                                         ------------

MORTGAGE-BACKED SECURITIES - 17.00%

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.73%

$   212,891     6.50%, 10/15/13, Pool #446759....   $    206,771
    247,342     6.75%, 07/20/22, Pool #008022(C).        248,655
    194,968     7.50%, 10/15/27, Pool #455324....        193,689
    233,260     7.00%, 01/15/29, Pool #499333....        226,699
    227,825     7.00%, 02/15/29, Pool #486937....        221,416
    234,239     6.00%, 03/15/29, Pool #464632....        215,718
    162,346     7.50%, 09/15/29, Pool #508805....        161,179
    734,409     7.00%, 09/15/29, Pool #510394....        713,750
                                                    ------------
                                                       2,187,877
                                                    ------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.00%

    250,830     7.00%, 03/01/15, Pool #535200....        246,047
    297,616     8.50%, 04/01/30, Pool #535276....        303,101
    348,233     8.00%, 04/01/30, Pool #536553....        349,646
                                                    ------------
                                                         898,794
                                                    ------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.77%


    250,000     6.00%, 04/15/22, Pool #2118QC, CMO       235,390
    165,814     6.50%, 10/15/23, Pool #001990....        161,876
                                                    ------------
                                                         397,266
                                                    ------------

                STRUCTURED MORTGAGE PRODUCT - 1.50%

    108,452     Prudential Home Mortgage Securities
                Series 1996-7, Class A-1, CMO
                6.75%, 06/25/11..................        107,910
    240,180     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................        230,933
                                                    ------------
                                                         338,843
                                                    ------------
                TOTAL MORTGAGE-BACKED SECURITIES       3,822,780
                                                    ------------
                (Cost $3,881,734)

ASSET-BACKED SECURITIES - 11.30%

    300,000     American Express Credit Account
                Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................        284,529
    100,000     Capital Auto Receivables Asset Trust
                Series 1999-1, Class A2
                5.58%, 06/15/02..................         98,968
    400,000     Citibank Credit Card Master Trust I
                Series 1998-6
                5.85%, 04/10/03..................        396,372
    500,000     Daimler Chrysler Auto Trust
                Series 2000-A, Class A3
                7.09%, 12/06/03..................        500,310

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

HIGH QUALITY BOND FUND

JUNE 30, 2000 (UNAUDITED)

 PAR VALUE                                             VALUE
-----------                                         ------------

ASSET-BACKED SECURITIES (CONTINUED)

$   100,000     Daimler-Benz Vehicle Trust
                Series 1998-A, Class A4
                5.22%, 12/20/03..................   $     97,562
    500,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A4
                6.40%, 10/15/02..................        495,625
    500,000     MBNA Master Credit Card Trust
                Series 1998-J, Class A
                5.25%, 02/15/06..................        473,125
    200,000     MBNA Master Credit Card Trust
                Series 1999-M, Class A
                6.60%, 04/16/07..................        195,839
                                                    ------------
                TOTAL ASSET-BACKED SECURITIES ...      2,542,330
                                                    ------------
                (Cost $2,566,081)

FOREIGN BONDS - 1.78%

    300,000     Heinz (H.J.) Co.
                5.75%, 02/03/03 (E)..............        287,970
    125,000     Province of Quebec
                5.75%, 02/15/09 (F)..............        112,031
                                                    ------------
                TOTAL FOREIGN BONDS .............        400,001
                                                    ------------
                (Cost $413,072)
TOTAL INVESTMENTS - 99.14%.......................     22,300,921
                                                    ------------
(Cost $22,876,526)
NET OTHER ASSETS AND LIABILITIES - 0.86%.........        192,883
                                                    ------------
NET ASSETS - 100.00%.............................  $  22,493,804
                                                   =============

----------------------------------------------------------------
(A)    Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C)    Floating rate note. Rate shown reflects the rate in effect at
       June 30, 2000.
(D) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2000, these securities amounted to $352,375 or 1.57% of net assets.
(E)    Euro-Dollar Bond
(F)    U.S. Dollar-Denominated
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

COLUMBIA HIGH YIELD FUND II

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

 PAR VALUE                                             VALUE
-----------                                         ------------

CORPORATE NOTES AND BONDS - 93.89%

                CONSUMER CYCLICAL - 29.68%

 $   50,000     American Axle and Manufacturing,
                Inc., Company Guaranteed
                9.75%, 03/01/09..................   $     46,875
     25,000     Delta Air Lines, Inc., MTN
                6.65%, 03/15/04..................         23,312
     50,000     Harrahs Operating Co., Inc.
                7.88%, 12/15/05..................         47,125
     35,000     Hayes Wheels International, Inc.,
                Series B
                9.13%, 07/15/07..................         31,500
     50,000     International Game Technology,
                Senior Notes
                7.88%, 05/15/04..................         48,250
     50,000     Lear Corp., Series B
                7.96%, 05/15/05..................         47,063
    100,000     Outdoor Systems, Inc.,
                Senior Subordinated Notes
                9.38%, 10/15/06..................        103,500
     50,000     Park Place Entertainment,
                Senior Subordinated Notes
                9.38%, 02/15/07 (A)..............         50,125
     75,000     Station Casinos, Inc.,
                Senior Subordinated Notes
                9.75%, 04/15/07..................         75,375
     50,000     Tricon Global Restaurant,
                Senior Notes
                7.45%, 05/15/05..................         46,938
    100,000     United Stationers Supply,
                Senior Subordinated Notes
                8.38%, 04/15/08..................         92,000
    100,000     Zale Corp., Senior Notes, Series B
                8.50%, 10/01/07..................         94,500
                                                    ------------
                                                         706,563
                                                    ------------

                MEDIA - 16.89%

    140,000     Century Communications, Senior Notes
                8.64%, 03/15/03 (B)..............        103,775
     50,000     Charter Communications Holdings
                Senior Notes
                10.00%, 04/01/09.................         48,500
     75,000     CSC Holdings, Inc.,
                Series B, Debentures
                8.13%, 08/15/09..................         73,125
     25,000     Fox Sports Networks LLC,
                Senior Notes
                8.88%, 08/15/07..................         24,937
     25,000     Jones Intercable, Inc., Senior Notes
                8.88%, 04/01/07..................         25,437
     50,000     Lamar Media Corp.
                9.63%, 12/01/06..................         50,500
     50,000     Lenfest Communications, Senior Notes
                8.38%, 11/01/05..................         51,125

 PAR VALUE                                             VALUE
-----------                                         ------------

                MEDIA (CONTINUED)

 $   25,000     Rogers Communications,
                Yankee Notes
                8.88%, 07/15/07..................   $     24,625
                                                    ------------
                                                         402,024
                                                    ------------

                TECHNOLOGY - 9.19%

     25,000     Crown Castle International Corp.,
                Senior Notes
                10.75%, 08/01/11.................         25,469
    100,000     Level 3 Communications, Inc.,
                Senior Notes
                9.13%, 05/01/08..................         90,250
     50,000     Metromedia Fiber Network, Series B,
                Senior Notes
                10.00%, 11/15/08.................         49,500
     50,000     Unisys Corp., Senior Notes
                11.75%, 10/15/04.................         53,500
                                                    ------------
                                                         218,719
                                                    ------------

                CAPITAL GOODS - 8.91%

     50,000     Ball Corp., Senior Notes
                8.25%, 08/01/08..................         47,250
     35,000     Silgan Holdings, Inc.,
                Senior Subordinated Debentures
                9.00%, 06/01/09..................         32,462
     50,000     Waste Management, Inc.
                6.13%, 07/15/01..................         48,438
    100,000     Westpoint Stevens, Inc., Senior Notes
                7.88%, 06/15/05..................         84,000
                                                    ------------
                                                         212,150
                                                    ------------

                HEALTH CARE - 7.25%

     40,000     Conmed Corp., Senior Notes
                9.00%, 03/15/08..................         36,700
     50,000     Health Care Properties, REIT
                6.88%, 06/08/05..................         44,688
     35,000     HEALTHSOUTH Corp.,
                Senior Subordinated Notes
                9.50%, 04/01/01..................         35,175
     10,000     Tenet Healthcare Corp.,
                Senior Notes
                8.63%, 12/01/03..................          9,900
     50,000     Tenet Healthcare Corp., Series B
                Senior Subordinated Notes
                8.13%, 12/01/08..................         46,000
                                                    ------------
                                                         172,463
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

COLUMBIA HIGH YIELD FUND II

JUNE 30, 2000 (UNAUDITED)

 PAR VALUE                                              VALUE
-----------                                         ------------

                ENERGY - 6.84%

$   100,000     Newpark Resources, Inc.,
                Series B
                8.63%, 12/15/07..................   $     87,750
     25,000     Pride International, Inc.,
                Senior Notes
                10.00%, 06/01/09.................         25,875
     50,000     Santa Fe Snyder Corp.,
                Senior Notes
                8.05%, 06/15/04..................         49,063
                                                    ------------
                                                         162,688
                                                    ------------

                BASIC MATERIALS - 6.59%

     25,000     Buckeye Technologies, Inc.,
                Senior Subordinated Notes
                8.50%, 12/15/05..................         24,187
     75,000     Precision Castparts Corp.,
                Senior Notes
                8.75%, 03/15/05..................         75,844
     50,000     Scotts Co.,
                Senior Subordinated Notes
                8.63%, 01/15/09 (A)..............         48,250
     10,000     Webb (Del E.),
                Senior Subordinated Debentures
                9.00%, 02/15/06..................          8,675
                                                    ------------
                                                         156,956
                                                    ------------

                CONSUMER STAPLES - 5.70%

    100,000     Flag, Ltd., Yankee Notes
                8.25%, 01/30/08..................         89,500
     50,000     United Rentals, Inc., Series B
                9.50%, 06/01/08..................         46,250
                                                    ------------
                                                         135,750
                                                    ------------

                UTILITIES - 1.87%

     15,000     CMS Energy Corp.
                Coupon Pass-Through Certificates
                7.00%, 01/15/05..................         13,819
     50,000     Nextlink Communications,
                Senior Discount Note
                9.45%, 04/15/08..................         30,750
                                                    ------------
                                                          44,569
                                                    ------------

                TRANSPORTATION - 0.97%

     25,000     Teekay Shipping Corp.,
                Yankee Notes
                8.32%, 02/01/08..................         23,125
                                                    ------------
                TOTAL CORPORATE NOTES AND BONDS .      2,235,007
                                                    ------------
                (Cost $2,334,214)

 PAR VALUE                                             VALUE
-----------                                         ------------

U.S. GOVERNMENT OBLIGATION - 2.94%

                U.S. TREASURY BILL - 2.94%

$    70,000     5.03%, 07/06/00 (C)..............   $     69,951
                                                    ------------
                TOTAL U.S. GOVERNMENT OBLIGATION          69,951
                                                    ------------
                (Cost $69,951)

   SHARES
-----------

INVESTMENT COMPANY - 1.11%

     26,302     Vista U.S. Government Money Market        26,302
                                                    ------------
                TOTAL INVESTMENT COMPANY ........         26,302
                (Cost $26,302)
                                                    ------------
TOTAL INVESTMENTS - 97.94%.......................      2,331,260
                                                    ------------
(Cost $2,430,467)
NET OTHER ASSETS AND LIABILITIES - 2.06%.........         49,137
                                                    ------------
NET ASSETS - 100.00%.............................   $  2,380,397
                                                    ============

----------------------------------------------------------------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2000, these securities amounted to $98,375 or 4.13% of net assets.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
(C)    Discounted yield at time of purchase.
MTN    Medium Term Note
REIT   Real Estate Investment Trust

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

                       This page intentionally left blank.

THE GALAXY VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)


                                                    MONEY MARKET       EQUITY        GROWTH AND   SMALL COMPANY
                                                        FUND            FUND        INCOME FUND    GROWTH FUND
                                                    ------------     -----------    -----------   -------------
ASSETS:
   Investments (Note 2):
     Investments at cost ..........................  $14,894,129     $93,253,035    $11,252,722    $4,319,357
     Repurchase Agreement .........................    2,185,000       2,150,000        683,000       356,000
     Net unrealized appreciation (depreciation) ...           --      34,481,172      1,044,634       445,255
                                                     -----------     -----------    -----------    ----------
       Total investments at value .................   17,079,129      29,884,207     12,980,356     5,120,612
   Cash ...........................................           90             509            956           664
   Receivable for investments sold ................           --       1,174,423             --        66,406
   Receivable for shares sold .....................           --          13,707          9,823            --
   Interest and dividend receivable ...............       43,759          25,926         22,275           171
   Receivable from Investment Advisor (Note 4) ....           --              --             --        12,982
   Deferred organizational expense (Note 2) .......           --              --          5,883         6,148
                                                     -----------     -----------    -----------    ----------
     Total Assets .................................   17,122,978      31,098,772     13,019,293     5,206,983
                                                     -----------     -----------    -----------    ----------

LIABILITIES:

   Dividends Payable ..............................       83,510          10,327            200         1,740
   Payable for investments purchased ..............           --       1,252,154             --        27,397
   Payable for shares repurchased .................       10,754              --             --           421
   Advisory fee payable (Notes 3 & 4) .............        2,040          79,191          8,171            --
   Payable to Administrator (Notes 3 & 4) .........          303          11,886          3,604         3,106
   Trustees' fees and expenses payable (Note 3) ...          403           3,906            244            86
   Accrued expenses and other payables ............       10,482          52,163         14,559         5,375
                                                     -----------     -----------    -----------    ----------
     Total Liabilities ............................      107,492       1,409,627         26,778        38,125
                                                     -----------     -----------    -----------    ----------
NET ASSETS ........................................  $17,015,486     $29,689,145    $12,992,515    $5,168,858
                                                     ===========     ===========    ===========    ==========

NET ASSETS CONSIST OF:
   Par value (Note 5) .............................  $    17,015     $     5,642    $     1,178    $      347
   Paid-in capital in excess of par value .........   16,998,261      85,292,267     12,043,495     4,359,471
   Undistributed (overdistributed)
     net investment income ........................          263         (90,290)         1,669       (19,894)
   Accumulated net realized gain (loss)
     on investments sold ..........................          (53)     10,000,354        (98,461)      383,679
   Net unrealized appreciation (depreciation)
     of investments ...............................           --      34,481,172      1,044,634       445,255
                                                     -----------     -----------    -----------    ----------
TOTAL NET ASSETS ..................................  $17,015,486     $29,689,145    $12,992,515    $5,168,858
                                                     ===========     ===========    ===========    ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING .........   17,015,276       5,641,776      1,178,334       347,355

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets / Shares Outstanding) ..............  $      1.00     $     22.99    $     11.03    $    14.88
                                                     ===========     ===========    ===========    ==========



                                                     COLUMBIA REAL ESTATE    ASSET ALLOCATION    HIGH QUALITY     COLUMBIA HIGH
                                                        EQUITY FUND II             FUND           BOND FUND       YIELD FUND II
                                                     --------------------    ----------------    ------------     -------------
ASSETS:
   Investments (Note 2):
     Investments at cost ..........................      $  993,731            $ 81,229,667       $22,876,526      $2,430,467
     Repurchase Agreement .........................              --               6,486,000                --              --
     Net unrealized appreciation (depreciation) ...          29,852              21,124,917          (575,605)        (99,207)
                                                         ----------            ------------       -----------      ----------
       Total investments at value .................       1,023,583             108,840,584        22,300,921       2,331,260
   Cash ...........................................              --                     351            33,771              --
   Receivable for investments sold ................          35,740                 695,072                --          46,850
   Receivable for shares sold .....................              --                      --                --              --
   Interest and dividend receivable ...............           6,383                 675,476           312,206          42,828
   Receivable from Investment Advisor (Note 4) ....           6,061                      --                --           3,982
   Deferred organizational expense (Note 2) .......           5,877                      --                --           5,877
                                                         ----------            ------------       -----------      ----------
     Total Assets .................................       1,077,644             110,211,483        22,646,898       2,430,797
                                                         ----------            ------------       -----------      ----------

LIABILITIES:

   Dividends Payable ..............................           2,872                   4,126           112,756          16,070
   Payable for investments purchased ..............          49,283                 677,408                --          25,521
   Payable for shares repurchased .................             141                 133,366            10,347             224
   Advisory fee payable (Notes 3 & 4) .............              --                  67,038             7,394              --
   Payable to Administrator (Notes 3 & 4) .........           2,142                   9,714             2,083           2,228
   Trustees' fees and expenses payable (Note 3) ...              21                   2,625               911              59
   Accrued expenses and other payables ............           5,769                  53,842            19,603           6,298
                                                         ----------            ------------       -----------      ----------
     Total Liabilities ............................          60,228                 948,119           153,094          50,400
                                                         ----------            ------------       -----------      ----------
NET ASSETS ........................................      $1,017,416           $ 109,263,364       $22,493,804      $2,380,397
                                                         ==========           =============       ===========      ==========

NET ASSETS CONSIST OF:
   Par value (Note 5) .............................          $  113           $       6,151       $     2,277      $      252
   Paid-in capital in excess of par value .........       1,058,857              87,910,197        23,620,120       2,535,465
   Undistributed (overdistributed)
     net investment income ........................           3,976                 146,552            12,474           4,176
   Accumulated net realized gain (loss)
     on investments sold ..........................         (75,382)                 75,547          (565,462)        (60,289)
   Net unrealized appreciation (depreciation)
     of investments ...............................          29,852              21,124,917          (575,605)        (99,207)
                                                         ----------            ------------       -----------      ----------
TOTAL NET ASSETS ..................................      $1,017,416           $ 109,263,364       $22,493,804      $2,380,397
                                                         ==========           =============       ===========      ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING .........         112,754               6,150,612         2,276,827         252,204

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets / Shares Outstanding) ..............      $     9.02           $       17.76       $      9.88      $     9.44
                                                         ==========           =============       ===========      ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      32-33

THE GALAXY VIP FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                        MONEY MARKET      EQUITY      GROWTH AND   SMALL COMPANY
                                                            FUND           FUND       INCOME FUND   GROWTH FUND
                                                        ------------      ------      -----------  -------------

INVESTMENT INCOME:
   Interest  (Note 2) .............................       $560,874      $    84,318     $ 18,415     $   9,835
   Dividends (Note 2) .............................             --          418,395       90,936         1,715
                                                          --------      -----------     --------     ---------
      Total investment income .....................        560,874          502,713      109,351        11,550
                                                          --------      -----------     --------     ---------

EXPENSES:
   Investment advisory fees (Note 3) ..............         36,458          465,509       47,518        14,709
   Administration fees (Note 3) ...................          7,747           52,758        5,386         1,667
   Custody fees ...................................          5,426            9,547        8,090        22,221
   Fund accounting fees (Note 3) ..................          9,569           19,103       14,640        17,841
   Professional fees ..............................          4,154           23,401        8,283         4,416
   Trustees' fees (Note 3) ........................             --              839          223            84
   Amortization of organization costs (Note 2) ....             --               --        1,096         1,096
   Reports to shareholders ........................          2,825           18,308        2,662           881
   Miscellaneous ..................................             93            2,354          701           505
                                                          --------      -----------     --------     ---------
      Total expenses before
         reimbursement/waiver .....................         66,272          591,819       88,599        63,420
      Less: reimbursement/waiver (Note 4) .........        (37,846)              --           --       (31,995)
                                                          --------      -----------     --------     ---------
      Total expenses net of
         reimbursement/waiver .....................         28,426          591,819       88,599        31,425
                                                          --------      -----------     --------     ---------
NET INVESTMENT INCOME (LOSS) ......................        532,448          (89,106)      20,752       (19,875)
                                                          --------      -----------     --------     ---------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold ...             50       10,244,116       17,917       387,135
   Net change in unrealized
   appreciation (depreciation) of investments .....             --       (3,059,295)     151,984      (230,855)
                                                          --------      -----------     --------     ---------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS ........................             50        7,184,821      169,901       156,280
                                                          --------      -----------     --------     ---------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .........................       $532,498      $ 7,095,715     $190,653     $ 136,405
                                                          ========      ===========     ========     =========


                                                         COLUMBIA REAL ESTATE  ASSET ALLOCATION    HIGH QUALITY   COLUMBIA HIGH
                                                            EQUITY FUND II           FUND            BOND FUND    YIELD FUND II
                                                         --------------------  ----------------    ------------   -------------
INVESTMENT INCOME:
   Interest  (Note 2) .............................            $    273           $1,624,441        $  747,047      $104,350
   Dividends (Note 2) .............................              28,539              166,259                --         1,033
                                                               --------           ----------        ----------      --------
      Total investment income .....................              28,812            1,790,700           747,047       105,383
                                                               --------           ----------        ----------      --------

EXPENSES:
   Investment advisory fees (Note 3) ..............               3,644              398,341            61,470         7,132
   Administration fees (Note 3) ...................                 413               45,145             9,500         1,010
   Custody fees ...................................               3,733               12,638             9,590         3,605
   Fund accounting fees (Note 3) ..................              13,182               24,035            17,668        14,901
   Professional fees ..............................               5,154               17,920             6,616         4,937
   Trustees' fees (Note 3) ........................                  13                1,296                71            33
   Amortization of organization costs (Note 2) ....               1,096                   --                --         1,096
   Reports to shareholders ........................                 125               19,752             3,218           353
   Miscellaneous ..................................                 562                2,987               400         1,326
                                                               --------           ----------        ----------      --------
      Total expenses before
         reimbursement/waiver .....................              27,922              522,114           108,533        34,393
      Less: reimbursement/waiver (Note 4) .........             (19,648)                  --           (31,603)      (15,340)
                                                               --------           ----------        ----------      --------
      Total expenses net of
         reimbursement/waiver .....................               8,274              522,114            76,930        19,053
                                                               --------           ----------        ----------      --------
NET INVESTMENT INCOME (LOSS) ......................              20,538            1,268,586           670,117        86,330
                                                               --------           ----------        ----------      --------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold ...             (34,549)             399,806          (205,966)      (18,619)
   Net change in unrealized
   appreciation (depreciation) of investments .....             143,201            4,472,638           582,315       (47,052)
                                                               --------           ----------        ----------      --------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS ........................             108,652            4,872,444           376,349       (65,671)
                                                               --------           ----------        ----------      --------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .........................            $129,190           $6,141,030        $1,046,466      $ 20,659
                                                               ========           ==========        ==========      ========


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      34-35

THE GALAXY VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                     MONEY MARKET FUND              EQUITY FUND            GROWTH AND INCOME FUND
                                                -------------------------    ------------------------    -------------------------
                                                 SIX MONTHS      YEAR         SIX MONTHS      YEAR        SIX MONTHS       YEAR
                                               ENDED JUNE 30,    ENDED      ENDED JUNE 30,    ENDED     ENDED JUNE 30,     ENDED
                                                    2000     DECEMBER 31,        2000     DECEMBER 31,       2000      DECEMBER 31,
                                                 (UNAUDITED)     1999         (UNAUDITED)     1999        (UNAUDITED)      1999
                                                ------------ ------------    -----------  -----------    ------------  -----------

NET ASSETS AT BEGINNING OF PERIOD...........    $ 21,817,005 $ 16,821,240   $119,798,886 $ 92,619,906    $12,423,805  $ 7,636,750
                                                ------------ ------------   ------------ ------------    -----------  -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss).............         532,448      892,890        (89,106)    (110,636)        20,752       41,968
   Net realized gain (loss) on investments sold           50           --     10,244,116   11,475,406         17,917       79,800
   Net change in unrealized appreciation
   (depreciation) of investments............              --           --     (3,059,295)  14,108,713        151,984      481,482
                                                ------------ ------------   ------------ ------------    -----------  -----------
      Net increase (decrease) in net assets
         resulting from operations..........         532,498      892,890      7,095,715   25,473,483        190,653      603,250
                                                ------------ ------------   ------------ ------------    -----------  -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income....................        (532,448)    (892,890)            --           --        (18,966)     (41,968)
   In excess of net investment income.......              --           --             --           --             --       (3,331)
   Net realized gain on investments.........              --           --     (2,737,317) (10,040,586)            --      (79,800)
   In excess of net realized gain on
      investments ..........................              --           --             --           --             --      (88,502)
                                                ------------ ------------   ------------ ------------    -----------  -----------
      Total Dividends.......................        (532,448)    (892,890)    (2,737,317) (10,040,586)       (18,966)    (213,601)
                                                ------------ ------------   ------------ ------------    -----------  -----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares.........       4,716,867   17,450,873      6,177,616   11,000,562      1,189,600    5,127,064
   Issued to shareholders in reinvestment
      of dividends..........................         462,294      791,253      2,734,462   10,033,114         19,852      212,515
   Cost of shares repurchased...............      (9,980,730) (13,246,361)    (3,380,217)  (9,287,593)      (812,429)    (942,173)
                                                ------------ ------------   ------------ ------------    -----------  -----------
      Net increase (decrease)
          from share transactions ..........      (4,801,569)   4,995,765      5,531,861   11,746,083        397,023    4,397,406
                                                ------------ ------------   ------------ ------------    -----------  -----------
      Net increase (decrease) in net assets.      (4,801,519)   4,995,765      9,890,259   27,178,980        568,710    4,787,055
                                                ------------ ------------   ------------ ------------    -----------  -----------

NET ASSETS AT END OF PERIOD
   (INCLUDING LINE A) ......................    $ 17,015,486 $ 21,817,005   $129,689,145 $119,798,886    $12,992,515  $12,423,805
                                                ============ ============   ============ ============    ===========  ===========

(A) Undistributed (overdistributed)
      net investment income.................    $        263 $        263   $    (90,290)$     (1,184)   $     1,669  $      (117)
                                                ============ ============   ============ ============    ===========  ===========


OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.....................................       4,716,867   17,450,873        276,192      529,795        108,306      471,583
   Issued to shareholders in reinvestment
      of dividends..........................         462,294      791,253        119,552      487,786          2,228       20,316
   Repurchased..............................      (9,980,730) (13,246,361)      (148,702)    (446,526)       (75,271)     (87,665)
                                                ------------ ------------    -----------  -----------    -----------  -----------
      Net increase (decrease) in
         shares outstanding ................      (4,801,569)   4,995,765        247,042      571,055         35,263      404,234
                                                ============ ============    ===========  ===========    ===========  ===========


                                                      SMALL COMPANY            COLUMBIA REAL ESTATE           ASSET ALLOCATION
                                                       GROWTH FUND                 EQUITY FUNDII                    FUND
                                                -------------------------    ------------------------    -------------------------
                                                 SIX MONTHS      YEAR         SIX MONTHS      YEAR        SIX MONTHS       YEAR
                                               ENDED JUNE 30,    ENDED      ENDED JUNE 30,    ENDED     ENDED JUNE 30,     ENDED
                                                    2000     DECEMBER 31,        2000     DECEMBER 31,       2000      DECEMBER 31,
                                                 (UNAUDITED)     1999         (UNAUDITED)     1999        (UNAUDITED)      1999
                                                ------------ ------------    -----------  -----------    ------------  -----------

NET ASSETS AT BEGINNING OF PERIOD...........      $2,304,909  $1,142,673     $  982,905    $ 784,016     $106,869,048  $ 78,586,004
                                                 -----------  ----------     ----------    ---------     ------------  ------------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss).............         (19,875)    (17,037)        20,538       45,046        1,268,586     2,311,642
   Net realized gain (loss) on investments sold      387,135     361,486        (34,549)     (48,332)         399,806       865,351
   Net change in unrealized appreciation
   (depreciation) of investments............        (230,855)    614,996        143,201      (33,881)       4,472,638     3,331,615
                                                 -----------  ----------     ----------    ---------     ------------  ------------
      Net increase (decrease) in net assets
         resulting from operations..........         136,405     959,445        129,190      (37,167)       6,141,030     6,508,608
                                                 -----------  ----------     ----------    ---------     ------------  ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income....................              --          --        (19,376)     (38,564)      (1,122,090)   (2,311,642)
   In excess of net investment income.......              --          --             --           --               --        (7,365)
   Net realized gain on investments.........        (187,075)    (90,900)            --           --               --      (865,351)
   In excess of net realized gain on
      investments ..........................              --          --             --           --               --       (63,437)
                                                 -----------  ----------     ----------    ---------     ------------  ------------
      Total Dividends.......................        (187,075)    (90,900)       (19,376)     (38,564)      (1,122,090)   (3,247,795)
                                                 -----------  ----------     ----------    ---------     ------------  ------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares.........       2,767,841     376,912         64,955      352,248        2,520,053    25,773,603
   Issued to shareholders in reinvestment
      of dividends..........................         185,335      90,900         16,504       38,564        1,119,548     3,246,211
   Cost of shares repurchased...............         (38,557)   (174,121)      (156,762)    (116,192)      (6,264,225)   (3,997,583)
                                                 -----------  ----------     ----------    ---------     ------------  ------------
      Net increase (decrease)
          from share transactions ..........       2,914,619     293,691        (75,303)     274,620       (2,624,624)   25,022,231
                                                 -----------  ----------     ----------    ---------     ------------  ------------
      Net increase (decrease) in net assets.       2,863,949   1,162,236         34,511      198,889        2,394,316    28,283,044
                                                 -----------  ----------     ----------    ---------     ------------  ------------

NET ASSETS AT END OF PERIOD
   (INCLUDING LINE A) ......................      $5,168,858  $2,304,909     $1,017,416    $ 982,905     $109,263,364  $106,869,048
                                                 ===========  ==========     ==========    =========     ============  ============

(A) Undistributed (overdistributed)
      net investment income.................     $  (19,894)  $      (19)    $    3,976    $   2,814     $    146,552  $         56
                                                 ==========   ==========     ==========    =========     ============  ============


OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.....................................         175,711      42,846          7,794       41,231          147,821     1,550,356
   Issued to shareholders in reinvestment
      of dividends..........................          12,870       7,020          1,979        4,671           65,116       195,975
   Repurchased..............................          (2,533)    (16,592)       (18,654)     (13,512)        (365,323)     (243,190)
                                                 -----------  ----------     ----------    ---------     ------------  ------------
      Net increase (decrease) in
         shares outstanding ................         186,048      33,274         (8,881)      32,390         (152,386)    1,503,141
                                                 ===========  ==========     ==========    =========     ============  ============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      36-37

THE GALAXY VIP FUND

                                                                             HIGH QUALITY                     COLUMBIA HIGH
                                                                               BOND FUND                      YIELD FUND II
                                                                    -----------------------------    -----------------------------

                                                                      SIX MONTHS        YEAR           SIX MONTHS        YEAR
                                                                    ENDED JUNE 30,      ENDED        ENDED JUNE 30,      ENDED
                                                                         2000       DECEMBER 31,          2000       DECEMBER 31,
                                                                      (UNAUDITED)       1999           (UNAUDITED)       1999
                                                                    -------------- --------------    -------------- --------------

NET ASSETS AT BEGINNING OF PERIOD...............................     $22,752,655     $23,288,822       $2,402,558    $ 2,453,694
                                                                     -----------     -----------       ----------    -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income........................................         670,117       1,332,209           86,330        166,457
   Net realized loss on investments sold........................        (205,966)       (333,729)         (18,619)       (41,541)
   Net change in unrealized appreciation
      (depreciation) of investments ............................         582,315      (1,922,292)         (47,052)      (110,950)
                                                                     -----------     -----------       ----------    -----------
      Net increase (decrease) in net assets
         resulting from operations                                     1,046,466        (923,812)          20,659         13,966
                                                                     -----------     -----------       ----------    -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income........................................        (670,117)     (1,332,289)         (86,330)      (166,461)
   Net realized gain on investments.............................              --         (34,729)              --         (3,083)
                                                                     -----------     -----------       ----------    -----------
      Total Dividends...........................................        (670,117)     (1,367,018)         (86,330)      (169,544)
                                                                     -----------     -----------       ----------    -----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares.............................         679,581       4,544,252          155,070        970,833
   Issued to shareholders in reinvestment of dividends..........         671,549       1,248,673           85,965        153,839
   Cost of shares repurchased...................................      (1,986,330)     (4,038,262)        (197,525)    (1,020,230)
                                                                     -----------     -----------       ----------    -----------
      Net increase (decrease) from share transactions...........        (635,200)      1,754,663           43,510        104,442
                                                                     -----------     -----------       ----------    -----------
      Net decrease in net assets................................        (258,851)       (536,167)         (22,161)       (51,136)
                                                                     -----------     -----------       ----------    -----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..................     $22,493,804     $22,752,655       $2,380,397    $ 2,402,558
                                                                     ===========     ===========       ==========    ===========

(A) Undistributed net investment income.........................     $    12,474     $    12,474       $    4,176    $     4,176
                                                                     ===========     ===========       ==========    ===========


OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.........................................................          69,364         446,990           16,252         96,186
   Issued to shareholders in reinvestment of dividends..........          68,752         123,241            9,113         15,321
   Repurchased..................................................        (204,096)       (403,290)         (20,799)      (100,707)
                                                                     -----------     -----------       ----------    -----------
      Net increase (decrease) in shares outstanding.............         (65,980)        166,941            4,566         10,800
                                                                     ===========     ===========       ==========    ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       38

MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             SIX MONTHS ENDED
                                               JUNE 30, 2000                     YEARS ENDED DECEMBER 31,
                                                               -----------------------------------------------------------
                                                (UNAUDITED)     1999         1998         1997          1996         1995
                                                -----------    -------      -------      -------      -------      -------

Net Asset Value, Beginning of Period ........     $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                  -------      -------      -------      -------      -------      -------
Income from Investment Operations:
   Net investment income (A) ................        0.03         0.05         0.05         0.05         0.05         0.05
                                                  -------      -------      -------      -------      -------      -------
     Total from Investment Operations .......        0.03         0.05         0.05         0.05         0.05         0.05
                                                  -------      -------      -------      -------      -------      -------

Less Dividends:
   Dividends from net
     investment income ......................       (0.03)       (0.05)       (0.05)       (0.05)       (0.05)       (0.05)
                                                  -------      -------      -------      -------      -------      -------
     Total Dividends ........................       (0.03)       (0.05)       (0.05)       (0.05)       (0.05)       (0.05)
                                                  -------      -------      -------      -------      -------      -------

Net increase (decrease) in
     net asset value ........................          --           --           --           --           --           --
                                                  -------      -------      -------      -------      -------      -------
Net Asset Value, End of Period ..............     $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                  =======      =======      =======      =======      =======      =======

Total Return ................................        2.95%**      4.86%        5.16%        4.99%        4.91%       5.38%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........     $17,015      $21,817      $16,821      $15,330      $16,295      $17,925
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ...................        5.84%*       4.78%        4.95%        4.88%        4.80%        5.25%
   Operating expenses including
     reimbursement/waiver ...................        0.31%*       0.41%        0.55%        0.67%        0.60%        0.63%
   Operating expenses excluding
     reimbursement/waiver ...................        0.73%*       0.82%        0.98%        1.12%        1.02%        1.11%


---------------------------------------------------------------
*      Annualized
**     Not Annualized
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2000 (unaudited) and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 was $0.03, $0.04, $0.05, $0.05, $0.05 and $0.05,
       respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       39

EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             SIX MONTHS ENDED
                                               JUNE 30, 2000                     YEARS ENDED DECEMBER 31,
                                                               ------------------------------------------------------------
                                                (UNAUDITED)      1999         1998         1997          1996         1995
                                                -----------    --------      -------      -------      -------      -------

Net Asset Value, Beginning of Period              $  22.21     $  19.20      $ 19.68      $ 15.58      $ 12.99      $ 10.40
                                                  --------     --------      -------      -------      -------      -------
Income from Investment Operations:
   Net investment income (loss) (A) ............     (0.02)       (0.02)        0.13         0.21         0.19         0.18
   Net realized and unrealized
     gain on investments .......................      1.30         5.05         4.25         4.10         2.59         2.59
                                                  --------     --------      -------      -------      -------      -------
     Total from Investment Operations ..........      1.28         5.03         4.38         4.31         2.78         2.77
                                                  --------     --------      -------      -------      -------      -------

Less Dividends:
   Dividends from net
     investment income .........................        --           --        (0.13)       (0.21)       (0.19)       (0.18)
   Dividends from net realized
     capital gains .............................     (0.50)       (2.02)       (4.73)          --           --           --
                                                  --------     --------      -------      -------      -------      -------
     Total Dividends ...........................     (0.50)       (2.02)       (4.86)       (0.21)       (0.19)       (0.18)
                                                  --------     --------      -------      -------      -------      -------

Net increase (decrease) in
     net asset value ...........................      0.78         3.01        (0.48)        4.10         2.59         2.59
                                                  --------     --------      -------      -------      -------      -------
Net Asset Value, End of Period .................  $  22.99     $  22.21      $ 19.20      $ 19.68      $ 15.58      $ 12.99
                                                  ========     ========      =======      =======      =======      =======

Total Return ...................................      5.77%**     27.18%       23.52%       27.74%       21.49%       26.76%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..............  $129,689     $119,799     $92,620      $69,863      $46,242      $30,826
Ratios to average net assets:
   Net investment income (loss) including
     reimbursement/waiver ......................     (0.14)%*     (0.11)%      0.61%        1.20%        1.34%        1.55%
   Operating expenses including
     reimbursement/waiver ......................      0.95%*       0.96%       1.05%        1.08%        1.10%        1.21%
   Operating expenses excluding
     reimbursement/waiver ......................      0.95%*       0.96%       1.05%        1.08%        1.10%        1.24%
Portfolio Turnover Rate ........................        26%**        60%         75%           1%           8%           3%


---------------------------------------------------
*      Annualized
**     Not Annualized
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2000 (unaudited) and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 was $(0.02), $(0.02), $0.13, $0.21, $0.19, and
       $0.18, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       40

GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                               SIX MONTHS ENDED  YEAR ENDED    PERIOD ENDED
                                                                 JUNE 30, 2000  DECEMBER 31,   DECEMBER 31,
                                                                  (UNAUDITED)       1999          1998(1)
                                                                -------------   -------------  -------------

Net Asset Value, Beginning of Period........................        $ 10.87         $ 10.34        $10.00
                                                                    -------         -------        ------
Income from Investment Operations:
   Net investment income (A)................................           0.02            0.05          0.05
   Net realized and unrealized gain on investments..........           0.16            0.68          0.34
                                                                    -------         -------        ------
     Total from Investment Operations.......................           0.18            0.73          0.39
                                                                    -------         -------        ------

Less Dividends:
   Dividends from net investment income.....................          (0.02)          (0.05)        (0.05)
   Dividends in excess of net investment income.............             --              --(2)         --(2)
   Dividends from net realized capital gains................             --           (0.07)           --
   Dividends in excess of net realized capital gains........             --           (0.08)           --
                                                                    -------         -------        ------
     Total Dividends........................................          (0.02)          (0.20)        (0.05)
                                                                    -------         -------        ------

Net increase in net asset value.............................           0.16            0.53          0.34
                                                                    -------         -------        ------
Net Asset Value, End of Period..............................        $ 11.03         $ 10.87        $10.34
                                                                    =======         =======        ======

Total Return ...............................................           1.62%**         7.10%         3.72%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................        $12,993         $12,424        $7,637
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver...................................           0.33%*          0.42%         0.69%*
   Operating expenses including
     reimbursement/waiver...................................           1.40%*          1.49%         1.50%*
   Operating expenses excluding
     reimbursement/waiver...................................           1.40%*          1.49%         2.58%*
Portfolio Turnover Rate.....................................              3%**           17%           30%**


---------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 4, 1998.
(2)    Amount is less than $0.005 per share.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2000 (unaudited), the year ended December 31, 1999 and the period ended December 31, 1998 was $0.02, $0.05 and $(0.03), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       41

SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                               SIX MONTHS ENDED  YEAR ENDED    PERIOD ENDED
                                                                 JUNE 30, 2000  DECEMBER 31,   DECEMBER 31,
                                                                  (UNAUDITED)       1999          1998(1)
                                                                -------------   -------------  -------------

Net Asset Value, Beginning of Period........................        $14.29         $ 8.92         $ 10.00
                                                                    ------         ------         -------
Income from Investment Operations:
   Net investment loss (A)..................................         (0.06)         (0.11)          (0.02)
   Net realized and unrealized gain (loss) on investments...          1.23           6.07           (1.05)
                                                                    ------         ------         -------
     Total from Investment Operations.......................          1.17           5.96           (1.07)
                                                                    ------         ------         -------

Less Dividends:
   Dividends in excess of net investment income.............            --             --           (0.01)
   Dividends from net realized capital gains................         (0.58)         (0.59)             --
                                                                    ------         ------         -------
     Total Dividends........................................         (0.58)         (0.59)          (0.01)
                                                                    ------         ------         -------

Net increase (decrease) in net asset value..................          0.59           5.37           (1.08)
                                                                    ------         ------         -------
Net Asset Value, End of Period..............................        $14.88         $14.29         $  8.92
                                                                    ======         ======         =======

Total Return ...............................................          8.31%**       67.49%         (10.68)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................        $5,169         $2,305         $ 1,143
Ratios to average net assets:
   Net investment loss including
     reimbursement/waiver...................................         (1.02)%*       (1.14)%         (0.65)%*
   Operating expenses including
     reimbursement/waiver...................................          1.61%*         1.60%           1.60%*
   Operating expenses excluding
     reimbursement/waiver...................................          3.24%*         5.97%          12.86%*
Portfolio Turnover Rate.....................................            47%**         134%             87%**


---------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on April 17, 1998.
(A) Net investment loss per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2000 (unaudited), the year ended December 31, 1999 and the period ended December 31, 1998 was $(0.16), (0.54) and $(0.36), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42

COLUMBIA REAL ESTATE EQUITY FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                               SIX MONTHS ENDED  YEAR ENDED    PERIOD ENDED
                                                                 JUNE 30, 2000  DECEMBER 31,   DECEMBER 31,
                                                                  (UNAUDITED)       1999          1998(1)
                                                                -------------   -------------  -------------

Net Asset Value, Beginning of Period........................        $ 8.08         $  8.78        $ 10.00
                                                                    ------         -------        -------
Income from Investment Operations:
   Net investment income (A)................................          0.18            0.38          0.28
   Net realized and unrealized gain (loss) on investments...          0.93           (0.74)         (1.24)
                                                                    ------         -------        -------
     Total from Investment Operations.......................          1.11           (0.36)         (0.96)
                                                                    ------         -------        -------

Less Dividends:
   Dividends from net investment income.....................         (0.17)          (0.34)         (0.26)
                                                                    ------         -------        -------
     Total Dividends........................................         (0.17)          (0.34)         (0.26)
                                                                    ------         -------        -------

Net increase (decrease) in net asset value..................          0.94           (0.70)         (1.22)
                                                                    ------         -------        -------
Net Asset Value, End of Period..............................        $ 9.02         $  8.08        $  8.78
                                                                    ======         =======        =======


Total Return ...............................................         13.91%**        (4.13)%       (9.57)%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................        $1,017         $   983        $  784
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver...................................          4.22%*          4.84%         4.62%*
   Operating expenses including
     reimbursement/waiver...................................          1.70%*          1.70%         1.70%*
   Operating expenses excluding
     reimbursement/waiver...................................          5.74%*          5.91%        10.49%*
Portfolio Turnover Rate.....................................            12%**           33%            3%**


---------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2000 (unaudited), the year ended December 31, 1999 and the period ended December 31, 1998 was $0.01, $0.05 and $(0.26), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                         SIX MONTHS ENDED
                                           JUNE 30, 2000                     YEARS ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
                                            (UNAUDITED)      1999         1998         1997          1996         1995
                                            -----------    --------      -------      -------      -------      -------

Net Asset Value, Beginning of Period          $  16.96     $  16.37      $ 14.54      $ 13.37      $ 12.38      $  9.80
                                              --------     --------      -------      -------      -------      -------
Income from Investment Operations:
   Net investment income (A)........              0.20         0.40         0.33         0.40         0.30         0.28
   Net realized and unrealized
     gain on investments............              0.78         0.74         2.17         2.11         1.53         2.58
                                              --------     --------      -------      -------      -------      -------
     Total from Investment Operations             0.98         1.14         2.50         2.51         1.83         2.86
                                              --------     --------      -------      -------      -------      -------

Less Dividends:
   Dividends from net
     investment income..............             (0.18)       (0.40)       (0.39)       (0.40)       (0.30)       (0.28)
   Dividends in excess of net
     investment income..............                --           --(1)        --(1)        --           --           --
   Dividends from net realized
     capital gains..................                --        (0.14)       (0.22)       (0.94)       (0.54)          --
   Dividends in excess of net realized
     capital gains..................                --        (0.01)       (0.06)          --           --           --
                                              --------     --------      -------      -------      -------      -------
     Total Dividends................             (0.18)       (0.55)       (0.67)       (1.34)       (0.84)       (0.28)
                                              --------     --------      -------      -------      -------      -------

Net increase in net asset value.....              0.80         0.59         1.83         1.17         0.99         2.58
                                              --------     --------      -------      -------      -------      -------
Net Asset Value, End of Period......          $  17.76     $  16.96      $ 16.37      $ 14.54      $ 13.37      $ 12.38
                                              ========     ========      =======      =======      =======      =======

Total Return .......................              5.82%**      7.06%       17.51%       19.03%       14.64%       29.42%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...          $109,263     $106,869      $78,586      $42,535      $24,114      $17,246
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver...........              2.39%*       2.45%        2.69%        2.90%        2.31%        2.54%
   Operating expenses including
     reimbursement/waiver...........              0.98%*       1.02%        1.07%        1.19%        1.33%        1.37%
   Operating expenses excluding
     reimbursement/waiver...........              0.98%*       1.02%        1.07%        1.25%        1.33%        1.54%
Portfolio Turnover Rate.............                35%**       111%          88%          74%          45%          46%


------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    Amount is less than $0.005.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2000 (unaudited) and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 was $0.20, $0.40, $0.33, $0.39, $0.30, and $0.26,
       respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

HIGH QUALITY BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                         SIX MONTHS ENDED
                                           JUNE 30, 2000                     YEARS ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
                                            (UNAUDITED)      1999         1998         1997          1996         1995
                                            -----------    --------      -------      -------      -------      -------

Net Asset Value, Beginning of Period          $  9.71       $ 10.70      $ 10.31      $  9.99      $ 10.37      $  8.97
                                              -------       -------      -------      -------      -------      -------
Income from Investment Operations:
   Net investment income (A)........             0.29          0.58         0.58         0.58         0.58         0.57
   Net realized and unrealized
     gain (loss) on investments.....             0.17         (0.98)        0.39         0.32        (0.38)        1.40
                                              -------       -------      -------      -------      -------      -------
     Total from Investment Operations            0.46         (0.40)        0.97         0.90         0.20         1.97
                                              -------       -------      -------      -------      -------      -------

Less Dividends:
   Dividends from net
     investment income..............            (0.29)        (0.58)       (0.58)       (0.58)      (0.58)        (0.57)
   Dividends from net realized
     capital gains..................               --         (0.01)          --           --          --            --
                                              -------       -------      -------      -------      -------      -------
     Total Dividends................            (0.29)        (0.59)       (0.58)       (0.58)       (0.58)       (0.57)
                                              -------       -------      -------      -------      -------      -------

Net increase (decrease) in
     net asset value................             0.17         (0.99)        0.39         0.32        (0.38)        1.40
                                              -------       -------      -------      -------      -------      -------
Net Asset Value, End of Period......          $  9.88       $  9.71      $ 10.70      $ 10.31      $  9.99      $ 10.37
                                              =======       =======      =======      =======      =======      =======

Total Return .......................             4.81%**      (3.78)%       9.70%        9.36%        1.57%       22.55%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...          $22,494       $22,753      $23,289      $14,457      $11,814      $11,067
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver...........             5.99%*        5.69%        5.55%        5.82%        5.78%        5.86%
   Operating expenses including
     reimbursement/waiver...........             0.69%*        0.64%        0.54%        0.77%        0.72%        0.80%
   Operating expenses excluding
     reimbursement/waiver...........             0.97%*        1.03%        1.10%        1.44%        1.38%        1.57%
Portfolio Turnover Rate.............               46%**        197%         194%         160%         132%          21%


-------------------------------------------------------------
*      Annualized
**     Not Annualized
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2000 (unaudited) and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 was $0.26, $0.54, $0.52, $0.51, $0.51, and $0.50,
       respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

COLUMBIA HIGH YIELD FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                               SIX MONTHS ENDED  YEAR ENDED    PERIOD ENDED
                                                                 JUNE 30, 2000  DECEMBER 31,   DECEMBER 31,
                                                                  (UNAUDITED)       1999          1998(1)
                                                                -------------   -------------  -------------

Net Asset Value, Beginning of Period........................        $ 9.70         $10.36         $10.00
                                                                    ------         ------         ------
Income from Investment Operations:
   Net investment income (A)................................          0.34           0.70           0.49
   Net realized and unrealized gain (loss) on investments...         (0.26)         (0.65)          0.45
                                                                    ------         ------         ------
     Total from Investment Operations.......................          0.08           0.05           0.94
                                                                    ------         ------         ------

Less Dividends:
   Dividends from net investment income.....................         (0.34)         (0.70)         (0.49)
   Dividends from net realized capital gains................            --          (0.01)         (0.09)
                                                                    ------         ------         ------
     Total Dividends........................................         (0.34)         (0.71)         (0.58)
                                                                    ------         ------         ------

Net increase (decrease) in net asset value..................         (0.26)         (0.66)          0.36
                                                                    ------         ------         ------
Net Asset Value, End of Period..............................        $ 9.44         $ 9.70         $10.36
                                                                    ======         ======         ======

Total Return ...............................................          0.89%**        0.56%          9.61%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................        $2,380         $2,403         $2,454
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver...................................          7.26%*         7.00%          6.18%*
   Operating expenses including
     reimbursement/waiver...................................          1.60%*         1.60%          1.60%*
   Operating expenses excluding
     reimbursement/waiver...................................          2.89%*         2.89%          4.25%*
Portfolio Turnover Rate.....................................            21%**          35%            89%**


-----------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 2000 (unaudited), the year ended December 31, 1999 and the period ended December 31, 1998 was $0.28, $0.57 and $0.28, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       46

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

   The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end, management investment company, for the purpose of providing a vehicle for the investment of assets of various separate accounts established to fund variable annuity contracts and variable life insurance policies. The accompanying financial statements and financial highlights are those of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (individually a "Fund,"collectively, the "Funds"), the eight managed investment portfolios offered by the Trust as of the date of this report.

2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

   PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sales price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II, and declared and paid quarterly with respect to the Equity Fund, Growth and Income Fund, Small CompanyGrowth Fund, Columbia Real Estate Equity Fund II, and Asset Allocation Fund. Net realized capital gains, if any, are distributed at least annually.

   Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are credit-worthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

NOTES TO FINANCIAL STATEMENTS

   EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

   ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER
   RELATED PARTY TRANSACTIONS

   The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. ("Fleet") and Columbia Management Co. ("Columbia"). Fleet and Columbia (the "Investment Advisors") are indirect wholly-owned subsidiaries of FleetBoston Financial Corporation. Under the terms of its agreement with the Trust, Fleet provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.40% for the Money Market Fund, 0.75% for the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds and 0.55% for the High Quality Bond Fund. Under the terms of its agreement with the Trust, Columbia provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.75% for the Columbia Real Estate Equity Fund II and 0.60% for the Columbia High Yield Fund II (see Note 4).

   The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPC Inc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, PFPC Inc. also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

   Provident Distributors, Inc. (the "Distributor"), acts as the exclusive distributor of the Trust's shares. Prior to December 1, 1999, First Data Distributors, Inc., a wholly-owned subsidiary of First Data Investor Services Group, Inc., acted as the exclusive distributor of the Trust's shares.

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisors serves as an officer, trustee or employee of the Trust. Each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

   Expenses for the six months ended June 30, 2000 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

   Pursuant to procedures adopted by the Board of Trustees and in accordance with the 1940 Act, certain Funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., an affiliate of the Funds' Investment Advisors'. The commissions paid to Quick &

NOTES TO FINANCIAL STATEMENTS

Reilly Institutional Trading for the period January 1, 2000 through June 30, 2000 were as follows:

           FUND               COMMISSIONS
           ------             -----------
           Equity              $ 714,610
           Growth and Income          28
           Asset Allocation       15,757

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

   The Investment Advisors and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisors and Administrator may, at their discretion, revise or discontinue the voluntary fee waivers at any time.

   For the six months ended June 30, 2000 Fleet and the Administrator voluntarily waived advisory, fund accounting and custody fees as follows:

                         FEES WAIVED BY       FEES WAIVED BY
   FUND                       FLEET            ADMINISTRATOR
  -----                  --------------       --------------
Money Market              $     22,786       $    15,060
High Quality Bond               16,765            14,838

   The Investment Advisors may, from time to time agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the six months ended June 30, 2000, the Investment Advisors agreed to reimburse the Small Company Growth Fund, the Columbia Real Estate Equity Fund II and the Columbia High Yield Fund II in the amounts of $31,995, $19,648 and $15,340, respectively.

5. SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into eight classes of shares. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. PURCHASES AND SALES OF SECURITIES

   The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2000 were as follows:

                                             PURCHASES                           SALES
                                             ---------                           -----
  FUND                                  OTHER        GOVERNMENT           OTHER        GOVERNMENT
--------------------------------------------------------------------------------------------------

Equity                               $35,641,334    $        --       $32,437,181      $        --
Growth and Income                        908,489             --           405,139               --
Small Company Growth                   4,147,629             --         1,682,637               --
Columbia Real Estate Equity II           115,558             --           190,374               --
Asset Allocation                      18,512,543     17,442,144        16,256,038       17,636,158
High Quality Bond                      2,303,430      7,949,370         2,434,810        8,092,020
Columbia High Yield II                   565,728             --           446,733               --

   The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at June 30, 2000 for each Fund is as follows:

  FUND                               APPRECIATION    (DEPRECIATION)             NET              COST
---------------------------------------------------------------------------------------------------------
Money Market                         $        --       $       --         $          --       $17,079,129
Equity                                42,225,702       (7,744,530)           34,481,172        95,403,035
Growth and Income                      2,460,766       (1,416,132)            1,044,634        11,935,722
Small Company Growth                   1,062,714         (617,459)              445,255         4,675,357
Columbia Real Estate Equity II            72,034          (42,182)               29,852           993,731
Asset Allocation                      23,647,476       (2,522,559)           21,124,917        87,715,667
High Quality Bond                        126,949         (702,554)             (575,605)       22,876,526
Columbia High Yield II                     5,024         (104,231)              (99,207)        2,430,467

NOTES TO FINANCIAL STATEMENTS

7. LINE OF CREDIT

   Each Fund (except the Money Market Fund) and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter.

8. FEDERAL TAX INFORMATION

   At December 31, 1999 the Funds had capital loss carry- forwards as follows:

  FUND                           AMOUNT             EXPIRATION
  ----                           ------             ----------
  Money Market                 $     74                2002
                                     29                2003

  Columbia Real Estate
    Equity II                     1,400                2006
                                 34,400                2007

  High Quality Bond             300,153                2007

  Columbia High Yield II         33,837                2007

GALAXY VIP FUND INFORMATION

[BEGIN SIDEBAR]

                                    TRUSTEES
                                  AND OFFICERS
                              Dwight E. Vicks, Jr.
                              CHAIRMAN AND TRUSTEE

                                 John T. O'Neill
                              PRESIDENT, TREASURER
                                   AND TRUSTEE

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     TRUSTEE

                                Donald B. Miller
                                     TRUSTEE

                                  James M. Seed
                                     TRUSTEE

                               Bradford S. Wellman
                                     TRUSTEE

                                    W. Bruce
                               McConnel, III, Esq.
                                    SECRETARY

                                William Greilich
                                 VICE PRESIDENT

                               INVESTMENT ADVISORS
                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                             Columbia Management Co.
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1530
                                  Portland, OR
                                   97207-1350

                                   DISTRIBUTOR
                          Provident Distributors, Inc.
                               3200 Horizon Drive
                                King of Prussia,
                               Pennsylvania 19406

                                  ADMINISTRATOR
                                    PFPC Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund, which contains more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO., OR ANY FLEETBANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                       [GRAPHIC OMITTED - RECYCLE SYMBOL]

                   This report was printed on recycled paper.

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

[GRAPHIC OMITTED]
GALAXY
FUNDS
  4400 COMPUTER DRIVE
  P.O. BOX 5108
  WESTBOROUGH, MA 01581-5108


(6/00) DATE OF FIRST USE: SEPTEMBER 1, 2000

GVAVIPESAR

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